     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2001


                                             1933 ACT REGISTRATION NO. 033-22740


                                             1940 ACT REGISTRATION NO. 811-05585

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 16 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                            ------------------------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G (FORMERLY: LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G)
                             (EXACT NAME OF TRUST)
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           1300 SOUTH CLINTON STREET
                                 P.O. BOX 1110
                              FORT WAYNE, IN 46801
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------


Name and complete address of agent for                   Copy to:
               service:
     Elizabeth Frederick, Esquire               Jeffrey A. Brine, Esquire
         The Lincoln National                      The Lincoln National
        Life Insurance Company                    Life Insurance Company
      1300 South Clinton Street                     350 Church Street
            P.O. Box 1110                              Hartford, CT
      Fort Wayne, Indiana 46801                           06103


                            ------------------------

    INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)

    Approximate date of proposed public offering:  Continuous.


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending December 31, 2000 was filed March 22, 2001.


    It is proposed that this filing will become effective:

        / /  immediately upon filing pursuant to paragraph (b)

        /X/  on May 1, 2001 pursuant to paragraph (b) of rule 485

        / /  60 days after filing pursuant to paragraph (a) (1)
        / /  on (date) pursuant to paragraph (a) (1) of rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS
           FOR LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

       N-8B-2
        ITEM            CAPTION IN PROSPECTUS
---------------------   ------------------------------------------------------------
                    1   Cover Page

                    2   Cover Page

                    3   Not Applicable

                    4   Lincoln Life

                    5   Lincoln Life

                    6   The Separate Account

                    7   Not Required

                    8   Not Required

                    9   Legal Proceedings

                   10   The Separate Account; Right to Examine Policy; Surrender of
                          the Policy; Withdrawals; Proceeds and payment options;
                          Addition, Deletion, or Substitution of Investments;
                          Transfer Between Subaccounts; Policy Lapse and
                          Reinstatement; Voting Rights; Premium Payment and
                          Allocation of Premiums; Death Benefits and Death Benefit
                          Types; Policy Changes; Policy Value; Proceeds and Payment
                          Options

                   11   Lincoln Life; The General Account; The Separate Account

                   12   The Separate Account; Lincoln Life

                   13   Charges and Deductions

                   14   Requirements for Issuance of a Policy

                   15   Premium Payment and Allocation of Premiums

                   16   Premium Payment and Allocation of Premiums; Percent of
                          Premium Charge; Charges and Deductions

                   17   Surrender of the Policy

                   18   The Separate Account

                   19   Reports and Records

                   20   Not Applicable

                   21   Loans

                   22   Not Applicable

                   23   Safekeeping of the Account's Assets

                   24   General Provisions

                   25   Lincoln Life

                   26   Not Applicable

                   27   Lincoln Life

                   28   Executive Officers and Directors of Lincoln National Life
                          Insurance Co.

                   29   Lincoln Life

                   30   Not Applicable

                   31   Not Applicable

                   32   Not Applicable

       N-8B-2
        ITEM            CAPTION IN PROSPECTUS
---------------------   ------------------------------------------------------------
                   33   Not Applicable

                   34   Not Applicable

                   35   Distribution of the Policy

                   36   Not Required

                   37   Not Applicable

                   38   Distribution of the Policy

                   39   Distribution of the Policy

                   40   Not Applicable

                   41   Lincoln Life; Distribution of the Policy

                   42   Not Applicable

                   43   Not Applicable

                   44   Not Applicable

                   45   Not Applicable

                   46   Not Applicable

                   47   The Separate Account

                   48   Not Applicable

                   49   Not Applicable

                   50   The Separate Account

                   51   Lincoln Life; Premium Payment and Allocation of Premiums;
                          Surrender of the Policy; Withdrawals; Proceeds; Policy
                          Lapse and Reinstatement; Charges and Deductions

                   52   Addition, Deletion and Substitution of Investments

                   53   Federal Tax Matters

                   54   Not Applicable

                   55   Not Applicable

                   56   Not Required

                   57   Not Required

                   58   Not Required

                   59   Not Required

VUL III

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G


Home Office:                                       Administrative Office:
1300 South Clinton Street                          Personal Service Center MIR-1
P.O. Box 1110                                      P.O. Box 5048
Fort Wayne, Ind. 46801                             Hartford, CT 06102-5048
(800-454-6265)                                     (800-454-6265)


This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", the "company").

The policy features: flexible premium payments, a choice of two death benefit options, and a choice of underlying investment options.

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.

You may allocate net premiums to subaccounts which invest in the following funds:


       - American Funds Insurance Series


         -- Asset Allocation Fund
         -- Bond Fund
         -- Cash Management Fund
         -- Global Growth Fund
         -- Global Small Capitalization Fund
         -- Growth Fund
         -- Growth-Income Fund
         -- High-Yield Bond Fund
         -- International Fund
         -- U.S. Government/AAA-Rated Securities Fund

       - Lincoln National Growth and Income Fund, Inc.

       - Lincoln National Special Opportunities Fund, Inc.


Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         Prospectus Dated May 1, 2001.

TABLE OF CONTENTS


                                    PAGE
----------------------------------------
SUMMARY OF THE POLICY                 1
----------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT
  AND THE SEPARATE ACCOUNT
Lincoln Life                          5
The General Account                   6
The Separate Account                  6
Fund participation agreements         6
The investment advisors               7
Addition, deletion, or
  substitution of investments         7
----------------------------------------
THE POLICY
Requirements for issuance of a
  policy                              8
Units and unit values                 8
Premium payment and allocation of
  premiums                            8
Dollar cost averaging program        10
Effective date                       10
Right to examine policy              11
Policy termination                   11
----------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge            11
Contingent deferred sales charge     11
Contingent deferred administrative
  charge                             12
Surrender charge                     13
Monthly deductions                   13
Cost of insurance charges            13
Monthly administrative charge        14
Fund charges and expenses            14
Mortality and expense risk charge    14
Other charges                        15
Reduction of charges                 15
Term conversion credits              15
----------------------------------------
POLICY BENEFITS
Death benefit and death benefit
  types                              15
Death benefit guarantee              17
Policy changes                       17
Policy value                         18
Transfer between subaccounts         19
Transfer to and from the General
  Account                            20
Loans                                20
Withdrawals                          21
Policy lapse and reinstatement       21



----------------------------------------
                                    PAGE

Surrender of the policy              22
Proceeds and payment options         22
----------------------------------------
GENERAL PROVISIONS
The contract                         23
Suicide                              23
Representations and contestability   24
Incorrect age or sex                 24
Change of owner or beneficiary       24
Assignment                           24
Reports and records                  24
Projection of benefits and values    25
Postponement of payments             25
Riders                               25
----------------------------------------
DISTRIBUTION OF THE POLICY           27
ADVERTISING                          27
----------------------------------------
TAX ISSUES
Taxation of life insurance
  contracts in general               28
Policies which are MECS              29
Policies which are not MECS          30
Other Considerations                 30
Tax Status of Lincoln Life           31
----------------------------------------
VOTING RIGHTS                        31
----------------------------------------
STATE REGULATION OF LINCOLN LIFE
  AND THE SEPARATE ACCOUNT           32
----------------------------------------
SAFEKEEPING OF THE SEPARATE
  ACCOUNT'S ASSETS                   32
----------------------------------------
LEGAL PROCEEDINGS                    32
----------------------------------------
EXPERTS                              32
----------------------------------------
OFFICERS & DIRECTORS OF THE
  LINCOLN NATIONAL LIFE INSURANCE
  COMPANY                            33
----------------------------------------
ADDITIONAL INFORMATION               35
----------------------------------------
APPENDIX A: Table of base minimum
  premiums                           36
----------------------------------------
APPENDIX B: Table of surrender
  charges                            38
----------------------------------------
APPENDIX C: Illustrations of
  policy values                      40
----------------------------------------
FINANCIAL STATEMENTS
Separate Account Financial
  Statements                        G-1
Company Financial Statements        S-1

SUMMARY OF THE POLICY


This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:


1.) fixed basis;

2.) variable basis; or a

3.) combination of both fixed and variable bases.


We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.


At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.


The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.


INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

- one of two death benefit options;

- the amount of premium you want to pay; and

- how your premium is allocated among the funding options you select.


Several riders are also available under the policy. (See Riders, page 25.)


LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.


When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death benefit, page 15.)



For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the funds you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death benefit, page 15.)


AMOUNT OF PREMIUM PAYMENT


When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium payments, page 8.) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy lapse and reinstatement, page 21.)



When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the right-to-examine time period. (See Right to examine policy, page 11.)


HOW ARE MY PREMIUMS PROCESSED?


You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.


SELECTION OF FUNDING VEHICLES

You must choose the fund(s) in which you want to place each net premium payment. Twelve subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, so does the cash value of your policy.


Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.



You may also choose to place all or part of your premium payment into the General Account. Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account; and have a guaranteed minimum interest rate of 4% per year. For additional information see the General Account on page 6.


WHAT FUNDS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each fund. There can be no assurance that any of the stated investment objectives will be achieved.

AMERICAN FUNDS INSURANCE SERIES:

ASSET ALLOCATION FUND -- The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

BOND FUND -- The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

CASH MANAGEMENT FUND -- The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

GLOBAL GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GLOBAL SMALL CAPITALIZATION FUND -- The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH-INCOME FUND -- The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

HIGH-YIELD BOND FUND -- The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

INTERNATIONAL FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND -- The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

LINCOLN NATIONAL FUNDS:


LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. -- The Fund seeks long-term capital appreciation. Dividend income is a secondary consideration. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.



LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. -- The Fund seeks maximum capital appreciation. The fund primarily invests in mid-size companies whose stock have significant growth potential. Current income is a secondary consideration.


For more detail, see the funds' prospectuses.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?


Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


We deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed
 .90%.


Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table on page 14 shows your current expense levels for each fund.



Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer between subaccounts, page 19.)



The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and deductions, page 11.)



You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6%. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. (See Loans, page 20.)


BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies which are MECS, page 29), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.



Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy benefits, page 16). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.



Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail on page 11. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).


LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE


The Lincoln National Life Insurance Company (Lincoln Life), organized under Indiana Law in 1905, is one of the largest stock life insurance companies in the United States. Lincoln Life is engaged primarily in the direct issuance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institution investment management and financial planning and advisory services.


THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open.

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.

The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the Lincoln National Growth and Income Fund, Inc. or the Lincoln National Special Opportunities Fund, Inc. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Yield Bond Fund, International Fund, U.S. Government/ AAA-Rated Securities Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Directors and to remedy, at our own expense, any such conflict. Each series within the American Variable Insurance Series has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 and class 2 differ in that class 2 (but not class 1) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 shares are available under the policy.

There is no assurance that any of the available funds will achieve its stated objective.

FUND PARTICIPATION AGREEMENTS


In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the fund at annual rates of between .10% and .25% of the assets attributable to the policies.

THE INVESTMENT ADVISORS



Delaware Lincoln Investment Advisers ("DLIA") is the investment advisor for the Lincoln National Growth and Income Fund, Inc. DLIA is part of the Lincoln Financial Group of companies and is headquartered at 2005 Market Street, Philadelphia, PA 19103. DLIA currently has a sub-advisory agreement pursuant to which the sub-advisor may perform some or substantially all of the investment advisory services required by a fund. No additional compensation from the assets of that fund will be assessed as a result of the sub-advisory agreement. Goldman Sachs Asset Management serves as the sub-advisor for the Lincoln National Growth and Income Fund, Inc.



Vantage Investment Advisers ("VIA") is the investment advisor for the Lincoln National Special Opportunities Fund, Inc. DLIA and VIA are each series of Delaware Management Business Trust (Delaware Trust). Delaware Trust is registered with the Securities and Exchange Commission as an investment advisor. Delaware Trust is an indirect, wholly owned subsidiary and subject to the ultimate control of LNC.



Capital Research and Management Co. ("CRMC"), an investment management organization founded in 1931, is the investment advisor to American Funds Insurance Series, and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92821. It is also registered with the Securities and Exchange Commission as an investment adviser.


ADDITION, DELETION, OR
SUBSTITUTION OF INVESTMENTS


Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.


We reserve the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.


Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.


In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.


The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.


The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death benefit guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death benefit guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy lapse and reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.


The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge.)


ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.


The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY


A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.


POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

  2)  the policy is surrendered,

  3)  the insured dies, or

  4)  the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1) providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

  2)  administering the policy;

  3)  assuming certain risks in connection with the policy;

  4)  incurring expenses in distributing the policy.


We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A sales charge of 5.95% is deducted from each premium paid.


CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.


During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.


CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.


During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

DURING POLICY YEAR                             PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)                         TO BE DEDUCTED
--------------------------------------------------------------------------------------------
 3, 4 or 5                                           100%
 6                                                    95%
 7                                                    90%
 8                                                    85%
 9                                                    80%
10                                                    70%
11                                                    60%
12                                                    50%
13                                                    40%
14                                                    30%
15                                                    20%
16                                                    10%

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

  a.  the death benefit on the monthly anniversary day; divided by

  b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,


  c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by


  d.  1,000; the result multiplied by

  e.  the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

MONTHLY ADMINISTRATIVE CHARGE. A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.


FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .35% to .86%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

                                                       TOTAL ANNUAL
                                                       FUND OPERATING                TOTAL FUND
                                                       EXPENSES         TOTAL        OPERATING
                                                       WITHOUT          WAIVERS      EXPENSES
ASSET                         MANAGEMENT    OTHER      WAIVERS OR        AND         WITH WAIVERS OR
FUND                          FEE*          EXPENSES*  REDUCTIONS*      REDUCTIONS*  REDUCTIONS*
-----------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES:
Asset Allocation                  .44%        .01%          .45%           .00%            .45%
Bond                              .48         .03           .51            .00             .51
Cash Management                   .45         .01           .46            .00             .46
Global Growth                     .66         .04           .70            .00             .70
Global Small Capitalization       .80         .06           .86            .00             .86
Growth                            .36         .02           .38            .00             .38
Growth-Income                     .34         .01           .35            .00             .35
High-Yield Bond                   .50         .02           .52            .00             .52
International                     .54         .05           .59            .00             .59
U.S. Gov't/AAA-Rated              .46         .03           .49            .00             .49
LINCOLN NATIONAL FUNDS:
Growth and Income                 .31         .05           .36            .00             .36
Special Opportunities             .41         .08           .49            .00             .49


*Expressed as an annual percentage of each fund's average daily net assets.

See the funds' prospectuses for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES


As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See

Proceeds and payment options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.



The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the policy Specification Page.


The policy offers two death benefit types: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes.)


OPTION 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.



OPTION 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.


Under a Option 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Option 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Option 2 basic plus policy value coverage than on a Option 1 basic coverage. As a result, policy values under a Option 1 basic coverage tend to increase faster than under a Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Option 2 basic plus policy value coverage.

The table below lists the specified percentage applicable to the given attained age.

ATTAINED        SPECIFIED         ATTAINED        SPECIFIED         ATTAINED        SPECIFIED
AGE             PERCENTAGE        AGE             PERCENTAGE        AGE             PERCENTAGE
----------------------------------------------------------------------------------------------
40 OR
YOUNGER          250   %          59               134   %          91               104   %
41               243              60               130              92               103
42               236              61               128              93               102
43               229              62               126              94               101
44               222              63               124              95 OR            100
45               215              64               122              OLDER
46               209              65               120
47               203              66               119
48               197              67               118
49               191              68               117
50               185              69               116
51               178              70               115
52               171              71               113
53               164              72               111
54               157              73               109
55               150              74               107
56               146              75               105
57               142              THROUGH
58               138              90

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under Option 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Option 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% X $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date the policy value will be the initial net premium, minus the sum of the following:

  a.  The monthly administrative charge;

  b.  The cost of insurance for the first month;

  c.  Any charges for extra benefits.

On each monthly anniversary day the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

  d. Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  The monthly administrative charge;

  j.  The cost of insurance for the following month;

  k.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

  d. Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes.


The charges and deductions described above are further discussed in the Charges and deductions section beginning on page 11.


NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS


Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office.

We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.


TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; however, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.


Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS


Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax issues.)


DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.


EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.


No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments.)

POLICY LAPSE AND REINSTATEMENT

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.

All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. The surrender of the policy may have tax consequences.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.


Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.


We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc. 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:
     (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
     (ii) the Commission by order permits postponement for the protection of owners; or
    (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS


The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences.



Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.


TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

DISTRIBUTION OF THE POLICY

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.


The policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financial Advisors Corp. or Lincoln Financial Distributors (both registered representatives affiliated with Lincoln). The policy may also be sold by registered representatives of other broker-dealers. Registered representatives may receive commission and service fees up to 60% of the First year required premium (the death benefit guarantee monthly premium times 12), plus up to 3% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. Selling representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, newsletters and training.



The selling office receives additional compensation on the first year premium and all additional premiums. In some situations the selling office may elect to share its commission with the registered representative. Depending in the particular selling arrangements there may be others who Lincoln compensates for distribution activities. (For example, Lincoln Life may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.)



All compensation is paid from Lincoln Life's resources, which include sales charges made under this policy.


ADVERTISING

We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.


TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.


POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In general, this policy will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract) are paid into the policy during the first seven contract years. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled

(as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

VOTING RIGHTS

To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.

We will vote the shares of each fund held in the Separate Account at special meetings of the shareholders of the particular fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The funds do not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate fund not more than sixty (60) days prior to the meeting of the particular fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

STATE REGULATION OF
LINCOLN LIFE AND
THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $25,000,000 for a single loss and a $50,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



Lincoln Life has also reached an agreement in principle to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.


EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the registration statement.

Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this registration statement.

OFFICERS AND DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following persons are Directors and Officers of Lincoln Life. Except as indicated, the address of each is 1300 South Clinton Street, Fort Wayne, IN 46802, and each has been employed by Lincoln Life or its affiliates for more than five years.


NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------------------------------------------------------------------------
JON A. BOSCIA                          Chief Executive Officer and Chairman of the Board of
PRESIDENT AND DIRECTOR                 Directors [3/01-present]Lincoln National Corporation;
1500 Market Street                     President and Director [12/99-present] The Lincoln National
Suite 3900                             Life Insurance Company. Formerly: President, Chief Executive
Philadelphia, PA 19102                 Officer and Director [1/98-3/01], Lincoln National
                                       Corporation; President, Chief Executive Officer and Director
                                       [10/96-1/98] and President and Chief Operating Officer
                                       [5/94-10/96], The Lincoln National Life Insurance Company.
-------------------------------------
JANET CHRZAN                           Senior Vice President and Chief Financial Officer
SENIOR VICE PRESIDENT AND CHIEF        [4/00-present]. Formerly: Vice President and Treasurer
FINANCIAL OFFICER                      [8/95-4/00], The Lincoln National Life Insurance Company.
-------------------------------------
JOHN H. GOTTA                          Chief Executive Officer of Life Insurance, Senior Vice
CHIEF EXECUTIVE OFFICER OF LIFE        President, Assistant Secretary and Director [12/99-present].
INSURANCE, SENIOR VICE PRESIDENT,      Formerly: Senior Vice President and and Assistant Secretary
ASSISTANT SECRETARY AND DIRECTOR       [4/98-12/99], Senior Vice President [2/98-4/98, Vice
350 Church Street                      President and General Manager [1/98-2/98], The Lincoln
Hartford, CT 06103                     National Life Insurance Company; Senior Vice President
                                       [3/96-12/97], Connecticut General Life Insurance Company;
                                       Vice President [8/94-3/96], Connecticut (Massachusetts
                                       Mutual) Mutual Life Insurance Company.
-------------------------------------
CHARLES E. HALDEMAN, JR.               Director [7/00-present], The Lincoln National Life Insurance
DIRECTOR                               Company; President, Chief Executive Officer and Director
One Commerce                           [1/00-present], Lincoln National Investment Companies,
2005 Market Street                     Incorporated; President, Chief Executive Officer and
Philadelphia, PA 19103                 Director [1/00-present], Delaware Management Holdings,
                                       Incorporated; President and Director [7/00-present], Lincoln
                                       Investment Management, Incorporated. Formerly: President and
                                       Chief Operating Officer [2/98-1/00], United Asset Management
                                       Corporation; Director and Partner 1/85-12/99], Cooke &
                                       Bieler, Incorporated.
-------------------------------------

J. MICHAEL HEMP                        President and Director [7/97-present], Lincoln Financial
SENIOR VICE PRESIDENT                  Advisors Incorporated; Senior Vice President [formerly Vice
350 Church Street                      President] [10/95-present], The Lincoln National Life
Hartford, CT 06103                     Insurance Company.
-------------------------------------
GARY W. PARKER                         Senior Vice President and Chief Product Officer
SENIOR VICE PRESIDENT AND CHIEF        [3/00-present], Vice President, Product Management
PRODUCT OFFICER                        [7/98-3/00], The Lincoln National Life Insurance Company.
350 Church Street                      Formerly: Senior Vice President, Life Products [10/97-6/98],
Hartford, CT 06103                     Vice President, Marketing Services [9/89-10/97], Life of
                                       Virginia.
-------------------------------------
LAWRENCE T. ROWLAND                    Executive Vice President [10/96-present], Formerly: Senior
EXECUTIVE VICE PRESIDENT AND DIRECTOR  Vice President [1/93-10/96], The Lincoln National Life
One Reinsurance Place                  Insurance Company. Chairman, Chief Executive Officer,
1700 Magnavox Way                      President and Director [10/96-present]. Formerly: Senior
Fort Wayne, IN 46802                   Vice President [10/95-10/96], Vice President [10/91-10/95,
                                       Lincoln National Reassurance Company.
-------------------------------------
KEITH J. RYAN                          Vice President, Controller and Chief Accounting Officer
VICE PRESIDENT, CONTROLLER AND CHIEF   [1/96-present], The Lincoln National Life Insurance Company.
ACCOUNTING OFFICER
-------------------------------------
LORRY J. STENSRUD                      Chief Executive Officer of Annuities, Executive Vice
CHIEF EXECUTIVE OFFICER OF ANNUITIES,  President and Director [6/00-present], The Lincoln National
EXECUTIVE VICE PRESIDENT AND DIRECTOR  Life Insurance Company. Formerly: President and Chief
                                       Executive Officer [6/95-6/00], Cova Life Insurance (Xerox
                                       Life).
-------------------------------------
TODD R. STEPHENSON                     Senior Vice President and Treasurer [4/00-present], The
SENIOR VICE PRESIDENT AND TREASURER    Lincoln National Life Insurance Company. Formerly: Senior
                                       Vice President, Chief Financial Officer and Assistant
                                       Treasurer [3/99-4/00], The Lincoln National Life Insurance
                                       Company; Senior Vice President and Chief Operating Officer
                                       [1/98-3/99], Lincoln Life & Annuity Distributors, Inc.;
                                       Senior Vice President and Chief Operating Officer
                                       [1/98-3/99], Lincoln Financial Advisors Corporation; Senior
                                       Vice President, Treasurer, Chief Financial Officer and
                                       Director [2/95-12/97], American States Insurance Company.
-------------------------------------
RICHARD C. VAUGHAN                     Executive Vice President and Chief Financial Officer
DIRECTOR                               [1/95-present]. Formerly: Senior Vice President and Chief
Centre Square                          Financial Officer [6/92-1/95], Lincoln National Corporation.
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102
-------------------------------------
MICHAEL R. WALKER                      Senior Vice President and Chief Development Officer
SENIOR VICE PRESIDENT AND CHIEF        [3/00-present], Senior Vice President [1/98-3/00], Vice
DEVELOPMENT OFFICER                    President [1/96-1/98], The Lincoln National Life Insurance
350 Church Street                      Company. Formerly: Vice President [3/93-1/96], Employers
Hartford, CT 06103                     Health Insurance Company.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE    PRF NS    STD NS    PRF SM    STD SM    AGE    PRF NS    STD NS    PRF SM    STD SM
------------------------------------------------------------------------------------------
  0        **      3.62        **        **
------------------------------------------------------------------------------------------
  1                2.12                         41      8.33      8.81     11.82     12.18
  2                2.12                         42      8.80      9.28     12.88     13.24
  3                2.12                         43      9.17      9.77     13.81     14.29
  4                2.12                         44      9.69     10.29     15.17     15.53
  5                2.12                         45     10.12     10.84     16.46     16.94
------------------------------------------------------------------------------------------
  6                2.12                         46     10.59     11.43     17.58     18.18
  7                2.12                         47     11.34     12.18     18.69     19.41
  8                2.13                         48     11.98     13.06     20.10     20.82
  9                2.21                         49     12.86     13.94     21.52     22.24
 10                2.31                         50     13.80     15.00     22.98     23.82
------------------------------------------------------------------------------------------
 11                2.41                         51     14.92     16.24     24.75     25.59
 12                2.65                         52     16.03     17.47     26.57     27.53
 13                3.00                         53     17.27     18.71     28.74     29.82
 14                3.18                         54     18.73     20.29     31.04     32.12
 15                3.35                         55     20.26     22.06     33.39     34.59
------------------------------------------------------------------------------------------
 16      3.59      3.71      4.29      4.41     56     21.90     23.82     35.66     36.98
 17      3.94      4.06      4.64      4.76     57     23.72     25.76     36.62     38.06
 18      4.12      4.24      4.82      4.94     58     25.72     27.88     37.59     39.15
 19      4.12      4.24      4.82      4.94     59     27.78     30.18     38.68     40.36
 20      4.12      4.24      5.00      5.12     60     30.13     32.65     39.90     41.70
------------------------------------------------------------------------------------------
 21      4.12      4.24      5.05      5.29     61     32.83     35.47     41.25     43.17
 22      4.12      4.24      5.05      5.29     62     34.55     37.43     42.79     44.83
 23      4.12      4.24      5.23      5.47     63     35.58     38.70     44.46     46.74
 24      4.12      4.24      5.41      5.65     64     36.80     40.04     46.01     48.65
 25      4.12      4.24      5.41      5.65     65     38.03     41.51     47.93     50.57
------------------------------------------------------------------------------------------
 26      4.17      4.29      5.41      5.65     66     39.32     43.04     49.73     52.61
 27      4.36      4.48      5.41      5.65     67     40.80     44.64     51.53     54.65
 28      4.57      4.69      5.41      5.65     68     42.34     46.42     53.46     56.82
 29      4.78      4.90      5.60      5.84     69     44.08     48.40     55.58     59.18
 30      5.01      5.13      5.94      6.18     70     46.07     50.51     57.83     61.67
------------------------------------------------------------------------------------------
 31      5.26      5.38      6.18      6.42     71     48.06     52.74     60.20     64.28
 32      5.52      5.64      6.50      6.74     72     50.55     55.23     62.77     67.09
 33      5.80      5.92      6.84      7.08     73     53.11     58.03     65.66     70.22
 34      6.09      6.21      7.20      7.44     74     56.43     61.35     68.93     73.85
 35      6.40      6.52      7.58      7.82     75     60.02     65.18     72.89     77.81
------------------------------------------------------------------------------------------
 36      6.73      6.85      7.99      8.23     76     63.97     69.13     77.15     81.83
 37      7.08      7.20      8.42      8.66     77     68.06     73.22     81.16     85.72
 38      7.21      7.57      9.11      9.35     78     72.51     77.55     85.35     89.55
 39      7.60      7.96      9.88     10.24     79     77.69     82.37     89.73     93.57
 40      8.02      8.38     10.76     11.12     80     83.61     87.93     94.48     97.84
------------------------------------------------------------------------------------------

 *To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

  APPENDIX A CONTINUED

  BASE MINIMUM PREMIUMS
 PER $1,000 OF SPECIFIED AMOUNT*
 FEMALE, AGE ON POLICY DATE
  PRF NS = Preferred nonsmoker
  STD NS = Standard nonsmoker
  PRF SM = Preferred smoker
  STD SM = Standard smoker

AGE    PRF NS    STD NS    PRF SM    STD SM    AGE    PRF NS    STD NS    PRF SM    STD SM
------------------------------------------------------------------------------------------
 0         **      2.98        **
------------------------------------------------------------------------------------------
 1                 1.76                         41      7.06      7.42      9.29      9.53
 2                 1.76                         42      7.43      7.79      9.88     10.24
 3                 1.76                         43      7.70      8.18     10.58     10.94
 4                 1.76                         44      7.99      8.59     11.64     12.00
 5                 1.76                         45      8.42      9.02     12.70     13.06
------------------------------------------------------------------------------------------
 6                 1.76                         46      8.76      9.48     13.46     13.94
 7                 1.76                         47      9.24      9.96     14.34     14.82
 8                 1.76                         48      9.63     10.47     15.28     15.88
 9                 1.83                         49     10.06     11.02     16.52     17.12
10                 1.90                         50     10.69     11.65     17.75     18.35
------------------------------------------------------------------------------------------
11                 1.98                         51     11.57     12.53     19.04     19.76
12                 2.12                         52     12.33     13.41     20.46     21.18
13                 2.15                         53     13.21     14.29     21.75     22.59
14                 2.24                         54     14.15     15.35     23.16     24.00
15                 2.33                         55     14.92     16.24     24.57     25.41
------------------------------------------------------------------------------------------
16       2.30      2.42      2.76      2.88     56     15.62     16.94     25.69     26.65
17       2.40      2.52      2.88      3.00     57     16.38     17.82     26.92     27.88
18       2.51      2.63      2.06      3.18     58     17.15     18.71     28.04     29.12
19       2.62      2.74      3.13      3.25     59     18.03     19.59     29.27     30.35
20       2.73      2.85      3.28      3.40     60     19.26     20.82     31.04     32.12
------------------------------------------------------------------------------------------
21       2.85      2.97      3.43      3.55     61     20.73     22.41     33.21     34.41
22       2.98      3.10      3.58      3.70     62     22.73     24.53     35.60     36.92
23       3.12      3.24      3.74      3.86     63     25.08     27.00     36.75     38.19
24       3.25      3.37      3.92      4.04     64     27.61     29.65     37.97     39.53
25       3.41      3.53      4.10      4.22     65     30.19     32.47     39.19     40.87
------------------------------------------------------------------------------------------
26       3.56      3.68      4.29      4.41     66     32.72     35.12     40.35     42.15
27       3.73      3.85      4.49      4.61     67     34.52     37.04     41.38     43.42
28       3.90      4.02      4.71      4.83     68     35.42     38.06     42.54     44.70
29       4.09      4.21      4.93      5.05     69     36.64     39.28     43.82     46.10
30       4.28      4.40      5.17      5.29     70     37.86     40.74     45.43     47.83
------------------------------------------------------------------------------------------
31       4.37      4.61      5.42      5.54     71     39.59     42.47     47.29     49.93
32       4.59      4.83      5.69      5.81     72     41.39     44.51     49.48     52.36
33       4.82      5.06      5.97      6.09     73     43.63     46.87     51.98     55.10
34       5.06      5.30      6.27      6.39     74     46.38     49.74     54.99     58.35
35       5.32      5.56      6.58      6.70     75     49.58     53.18     58.70     62.18
------------------------------------------------------------------------------------------
36       5.59      5.83      6.79      7.03     76     53.16     56.88     62.66     66.14
37       5.76      6.12      7.14      7.38     77     57.06     60.78     66.73     70.09
38       6.06      6.42      7.50      7.74     78     61.33     65.05     71.06     74.30
39       6.38      6.74      7.88      8.12     79     66.30     69.90     75.89     78.89
40       6.71      7.07      8.58      8.82     80     71.98     75.58     81.17     83.93
------------------------------------------------------------------------------------------

 *To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.
**This classification is not available below the age of 16.

APPENDIX B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE    PRF NS    STD NS    PRF SM    STD SM    AGE    PRF NS    STD NS    PRF SM    STD SM
------------------------------------------------------------------------------------------
  0        **      3.20        **        **
------------------------------------------------------------------------------------------
  1                2.54                         41      9.98     10.56     14.18     14.60
  2                2.54                         42     10.54     11.12     15.44     15.88
  3                2.54                         43     11.00     11.72     16.56     17.14
  4                2.54                         44     11.62     12.34     18.20     18.62
  5                2.54                         45     12.14     13.00     19.74     20.32
------------------------------------------------------------------------------------------
  6                2.54                         46     12.70     13.72     21.08     21.80
  7                2.54                         47     13.60     14.60     22.42     23.28
  8                2.54                         48     14.36     15.66     24.12     24.98
  9                2.64                         49     15.42     16.72     25.82     26.68
 10                2.76                         50     16.56     18.00     27.58     28.58
------------------------------------------------------------------------------------------
 11                2.88                         51     17.90     19.48     29.68     30.70
 12                3.16                         52     19.22     20.96     31.88     33.02
 13                3.60                         53     20.72     22.44     34.48     35.78
 14                3.80                         54     22.48     24.34     37.24     38.54
 15                4.02                         55     24.30     26.46     40.06     41.50
------------------------------------------------------------------------------------------
 16      4.30      4.44      5.14      5.28     56     26.28     28.58     42.78     44.00
 17      4.72      4.86      5.56      5.70     57     28.46     30.90     43.94     44.00
 18      4.94      5.08      5.78      5.92     58     30.86     33.46     44.00     44.00
 19      4.94      5.08      5.78      5.92     59     33.32     36.20     44.00     44.00
 20      4.94      5.08      5.98      6.14     60     36.14     39.16     44.00     44.00
------------------------------------------------------------------------------------------
 21      4.94      5.08      6.06      6.34     61     39.38     42.56     44.00     44.00
 22      4.94      5.08      6.06      6.34     62     41.44     44.00     44.00     44.00
 23      4.94      5.08      6.26      6.56     63     42.70     44.00     44.00     44.00
 24      4.94      5.08      6.48      6.76     64     44.00     44.00     44.00     44.00
 25      4.94      5.08      6.48      6.76     65     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------
 26      5.00      5.14      6.48      6.76     66     44.00     44.00     44.00     44.00
 27      5.22      5.38      6.48      6.76     67     44.00     44.00     44.00     44.00
 28      5.48      5.62      6.48      6.76     68     44.00     44.00     44.00     44.00
 29      5.74      5.88      6.70      7.00     69     44.00     44.00     44.00     44.00
 30      6.00      6.16      7.12      7.40     70     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------
 31      6.30      6.44      7.40      7.70     71     44.00     44.00     44.00     44.00
 32      6.62      6.76      7.78      8.08     72     44.00     44.00     44.00     44.00
 33      6.96      7.10      8.20      8.48     73     44.00     44.00     44.00     44.00
 34      7.30      7.44      8.64      8.92     74     44.00     44.00     44.00     44.00
 35      7.68      7.82      9.08      9.38     75     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------
 36      8.06      8.22      9.58      9.86     76     44.00     44.00     44.00     44.00
 37      8.50      8.64     10.10     10.38     77     44.00     44.00     44.00     44.00
 38      8.64      9.08     10.92     11.22     78     44.00     44.00     44.00     44.00
 39      9.12      9.54     11.84     12.28     79     44.00     44.00     44.00     44.00
 40      9.62     10.04     12.90     13.34     80     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------

 +In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

 *For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**This classification is not available below the age of 16.

  APPENDIX B CONTINUED

  SURRENDER CHARGES
 PER $1,000 OF SPECIFIED AMOUNT
 FEMALE, AGE ON POLICY DATE*
  PRF NS = Preferred nonsmoker
  STD NS = Standard nonsmoker
  PRF SM = Preferred smoker
  STD SM = Standard smoker

AGE    PRF NS    STD NS    PRF SM    STD SM    AGE    PRF NS    STD NS    PRF SM    STD SM
------------------------------------------------------------------------------------------
 0         **      2.64        **        **
------------------------------------------------------------------------------------------
 1                 2.10                         41      8.46      8.90     11.14     11.42
 2                 2.10                         42      8.90      9.34     11.84     12.28
 3                 2.10                         43      9.22      9.80     12.68     13.12
 4                 2.10                         44      9.58     10.30     13.96     14.40
 5                 2.10                         45     10.10     10.82     15.24     15.66
------------------------------------------------------------------------------------------
 6                 2.10                         46     10.50     11.36     16.14     16.72
 7                 2.10                         47     11.08     11.94     17.20     17.78
 8                 2.10                         48     11.56     12.56     18.34     19.06
 9                 2.18                         49     12.06     13.22     19.82     20.54
10                 2.28                         50     12.82     13.96     21.30     22.02
------------------------------------------------------------------------------------------
11                 2.38                         51     13.88     15.02     22.84     23.70
12                 2.54                         52     14.80     16.08     24.54     25.40
13                 2.56                         53     15.84     17.14     26.08     27.10
14                 2.68                         54     16.98     18.42     27.78     28.80
15                 2.78                         55     17.90     19.48     29.48     30.48
------------------------------------------------------------------------------------------
16       2.76      2.90      3.30      3.44     56     18.74     20.32     30.82     31.96
17       2.88      3.02      3.44      3.60     57     19.66     21.38     32.30     33.46
18       3.00      3.14      3.66      3.80     58     20.56     22.44     33.64     34.94
19       3.14      3.28      3.76      3.90     59     21.62     23.50     35.12     36.42
20       3.28      3.42      3.92      4.06     60     23.10     24.98     37.24     38.54
------------------------------------------------------------------------------------------
21       3.42      3.56      4.10      4.24     61     24.88     26.88     39.84     41.28
22       3.56      3.72      4.28      4.44     62     27.26     29.42     42.70     44.00
23       3.74      3.88      4.48      4.62     63     30.08     32.40     44.00     44.00
24       3.90      4.04      4.70      4.84     64     33.12     35.56     44.00     44.00
25       4.08      4.22      4.90      5.06     65     36.22     38.96     44.00     44.00
------------------------------------------------------------------------------------------
26       4.26      4.42      5.14      5.28     66     39.26     42.14     44.00     44.00
27       4.46      4.62      5.38      5.52     67     41.42     44.00     44.00     44.00
28       4.68      4.82      5.64      5.78     68     42.50     44.00     44.00     44.00
29       4.90      5.04      5.92      6.06     69     43.96     44.00     44.00     44.00
30       5.14      5.28      6.20      6.34     70     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------
31       5.24      5.52      6.50      6.64     71     44.00     44.00     44.00     44.00
32       5.50      5.78      6.82      6.96     72     44.00     44.00     44.00     44.00
33       5.78      6.06      7.16      7.30     73     44.00     44.00     44.00     44.00
34       6.06      6.36      7.52      7.66     74     44.00     44.00     44.00     44.00
35       6.38      6.66      7.90      8.04     75     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------
36       6.70      7.00      8.14      8.42     76     44.00     44.00     44.00     44.00
37       6.90      7.34      8.56      8.84     77     44.00     44.00     44.00     44.00
38       7.26      7.70      9.00      9.28     78     44.00     44.00     44.00     44.00
39       7.64      8.08      9.46      9.74     79     44.00     44.00     44.00     44.00
40       8.04      8.48     10.30     10.58     80     44.00     44.00     44.00     44.00
------------------------------------------------------------------------------------------

 +In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

 *For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**This classification is not available below the age of 16.

APPENDIX C

ILLUSTRATIONS OF POLICY VALUES
The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.69% using current charges and 10.59% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.69% and -1.31% respectively using current charges and 4.59% and -1.41% respectively using guaranteed charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING CURRENT CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    1,391   $100,000  $100,000  $100,000   $   994   $ 1,060   $  1,127   $   603   $   669   $    736
    2        2,852    100,000   100,000   100,000     1,965     2,160      2,362     1,183     1,378      1,580
    3        4,386    100,000   100,000   100,000     2,926     3,312      3,730     2,144     2,530      2,948
    4        5,996    100,000   100,000   100,000     3,852     4,496      5,221     3,070     3,714      4,439
    5        7,688    100,000   100,000   100,000     4,757     5,725      6,860     3,975     4,943      6,078
----------------------------------------------------------------------------------------------------------------
    6        9,463    100,000   100,000   100,000     5,642     7,003      8,665     4,899     6,260      7,922
    7       11,328    100,000   100,000   100,000     6,494     8,321     10,641     5,790     7,617      9,937
    8       13,285    100,000   100,000   100,000     7,327     9,691     12,821     6,662     9,027     12,156
    9       15,341    100,000   100,000   100,000     8,129    11,107     15,215     7,503    10,482     14,589
   10       17,499    100,000   100,000   100,000     8,901    12,572     17,847     8,354    12,024     17,300
----------------------------------------------------------------------------------------------------------------
   15       30,021    100,000   100,000   100,000    12,277    20,668     35,612    12,121    20,511     35,456
   20       46,003    100,000   100,000   101,961    14,771    30,291     64,944    14,771    30,291     64,944
   25       66,400    100,000   100,000   151,802    16,053    41,726    113,285    16,053    41,726    113,285
   30       92,433    100,000   100,000   234,166    15,560    55,459    191,939    15,560    55,459    191,939

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    1,391   $100,000  $100,000  $100,000   $   988   $ 1,054   $  1,120   $   597   $   663   $    729
    2        2,852    100,000   100,000   100,000     1,955     2,149      2,350     1,173     1,367      1,568
    3        4,386    100,000   100,000   100,000     2,899     3,283      3,699     2,117     2,501      2,917
    4        5,996    100,000   100,000   100,000     3,819     4,459      5,178     3,037     3,677      4,396
    5        7,688    100,000   100,000   100,000     4,715     5,676      6,801     3,933     4,894      6,019
----------------------------------------------------------------------------------------------------------------
    6        9,463    100,000   100,000   100,000     5,585     6,935      8,581     4,842     6,192      7,838
    7       11,328    100,000   100,000   100,000     6,427     8,238     10,534     5,724     7,534      9,830
    8       13,285    100,000   100,000   100,000     7,243     9,585     12,679     6,578     8,920     12,014
    9       15,341    100,000   100,000   100,000     8,031    10,978     15,035     7,405    10,352     14,409
   10       17,499    100,000   100,000   100,000     8,788    12,417     17,625     8,241    11,870     17,077
----------------------------------------------------------------------------------------------------------------
   15       30,021    100,000   100,000   100,000    12,082    20,346     35,036    11,926    20,189     34,880
   20       46,003    100,000   100,000   100,000    14,312    29,544     63,511    14,312    29,544     63,511
   25       66,400    100,000   100,000   147,504    14,870    39,991    110,078    14,870    39,991    110,078
   30       92,433    100,000   100,000   225,648    12,703    51,750    184,958    12,703    51,750    184,958

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,705 ANNUAL PREMIUM USING CURRENT CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    1,790   $100,000  $100,000  $100,000   $ 1,277   $ 1,362   $  1,448   $   808   $   893   $    979
    2        3,670    100,000   100,000   100,000     2,518     2,767      3,027     1,580     1,829      2,089
    3        5,644    100,000   100,000   100,000     3,722     4,217      4,754     2,784     3,279      3,816
    4        7,716    100,000   100,000   100,000     4,904     5,727      6,656     3,966     4,789      5,718
    5        9,892    100,000   100,000   100,000     6,039     7,278      8,731     5,101     6,340      7,793
----------------------------------------------------------------------------------------------------------------
    6       12,177    100,000   100,000   100,000     7,142     8,883     11,009     6,251     7,992     10,118
    7       14,576    100,000   100,000   100,000     8,202    10,535     13,503     7,358     9,691     12,659
    8       17,095    100,000   100,000   100,000     9,220    12,239     16,240     8,423    11,441     15,442
    9       19,740    100,000   100,000   100,000    10,197    13,996     19,246     9,447    13,246     18,496
   10       22,518    100,000   100,000   100,000    11,135    15,813     22,556    10,478    15,157     21,899
----------------------------------------------------------------------------------------------------------------
   15       38,631    100,000   100,000   100,000    15,137    25,819     44,959    14,949    25,632     44,771
   20       59,196    100,000   100,000   128,747    17,922    37,746     82,004    17,922    37,746     82,004
   25       85,443    100,000   100,000   190,278    18,983    52,093    141,999    18,983    52,093    141,999
   30      118,942    100,000   100,000   291,525    17,545    69,944    238,955    17,545    69,944    238,955

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,705 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                      -----------------------------  -----------------------------  -----------------------------
        PREMIUMS      ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED   HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%         ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST PER  -----------------------------  -----------------------------  -----------------------------
YEAR    YEAR          0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-----------------------------------------------------------------------------------------------------------------
    1    $    1,790   $100,000  $100,000  $100,000   $ 1,244   $ 1,329   $  1,413   $   775   $   860   $    944
    2         3,670    100,000   100,000   100,000     2,456     2,701      2,957     1,518     1,763      2,019
    3         5,644    100,000   100,000   100,000     3,629     4,116      4,642     2,691     3,178      3,704
    4         7,716    100,000   100,000   100,000     4,764     5,572      6,481     3,826     4,634      5,543
    5         9,892    100,000   100,000   100,000     5,857     7,069      8,488     4,919     6,131      7,550
-----------------------------------------------------------------------------------------------------------------
    6        12,177    100,000   100,000   100,000     6,905     8,604     10,678     6,014     7,713      9,787
    7        14,576    100,000   100,000   100,000     7,906    10,179     13,069     7,062     9,335     12,225
    8        17,095    100,000   100,000   100,000     8,858    11,794     15,683     8,060    10,996     14,885
    9        19,740    100,000   100,000   100,000     9,758    13,446     18,542     9,008    12,696     17,791
   10        22,518    100,000   100,000   100,000    10,604    15,138     21,672     9,948    14,481     21,015
-----------------------------------------------------------------------------------------------------------------
   15        38,631    100,000   100,000   100,000    13,962    24,211     42,640    13,774    24,023     42,453
   20        59,196    100,000   100,000   120,813    15,436    34,286     76,951    15,436    34,286     76,951
   25        85,443    100,000   100,000   176,532    14,022    45,299    131,740    14,022    45,299    131,740
   30       118,942    100,000   100,000   266,816     8,035    57,572    218,702     8,035    57,572    218,702

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,348 ANNUAL PREMIUM USING CURRENT CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    3,515   $100,000  $100,000  $100,000   $ 2,344   $ 2,506   $  2,669   $ 1,021   $ 1,183   $  1,346
    2        7,207    100,000   100,000   100,000     4,617     5,089      5,581     1,971     2,443      2,935
    3       11,082    100,000   100,000   100,000     6,823     7,755      8,767     4,177     5,109      6,121
    4       15,152    100,000   100,000   100,000     8,954    10,503     12,252     6,308     7,857      9,606
    5       19,425    100,000   100,000   100,000    11,014    13,339     16,075     8,368    10,693     13,429
----------------------------------------------------------------------------------------------------------------
    6       23,911    100,000   100,000   100,000    12,994    16,265     20,271    10,481    13,751     17,758
    7       28,622    100,000   100,000   100,000    14,900    19,288     24,893    12,518    16,907     22,511
    8       33,569    100,000   100,000   100,000    16,714    22,402     29,979    14,465    20,153     27,730
    9       38,763    100,000   100,000   100,000    18,430    25,610     35,589    16,313    23,493     33,473
   10       44,216    100,000   100,000   100,000    20,053    28,925     41,801    18,201    27,072     39,949
----------------------------------------------------------------------------------------------------------------
   15       75,857    100,000   100,000   100,000    26,624    47,448     85,399    26,095    46,919     84,869
   20      116,240    100,000   100,000   170,856    30,007    70,797    159,679    30,007    70,797    159,679
   25      167,780    100,000   108,031   295,698    27,744   103,088    281,617    27,744   103,088    281,617
   30      233,559    100,000   151,477   501,916    14,934   144,578    478,015    14,934   144,578    478,015

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,348 ANNUAL PREMIUM USING GUARANTEED CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    3,515   $100,000  $100,000  $100,000   $ 2,242   $ 2,402   $  2,561   $   919   $ 1,079   $  1,238
    2        7,207    100,000   100,000   100,000     4,392     4,851      5,329     1,746     2,205      2,683
    3       11,082    100,000   100,000   100,000     6,450     7,351      8,328     3,804     4,705      5,682
    4       15,152    100,000   100,000   100,000     8,409     9,898     11,580     5,763     7,252      8,934
    5       19,425    100,000   100,000   100,000    10,262    12,489     15,109     7,616     9,843     12,463
----------------------------------------------------------------------------------------------------------------
    6       23,911    100,000   100,000   100,000    12,005    15,123     18,948     9,491    12,610     16,434
    7       28,622    100,000   100,000   100,000    13,629    17,797     23,130    11,247    15,416     20,749
    8       33,569    100,000   100,000   100,000    15,119    20,503     27,693    12,870    18,254     25,444
    9       38,763    100,000   100,000   100,000    16,466    23,235     32,684    14,349    21,119     30,568
   10       44,216    100,000   100,000   100,000    17,654    25,991     38,162    15,802    24,139     36,310
----------------------------------------------------------------------------------------------------------------
   15       75,857    100,000   100,000   100,000    20,813    40,150     76,103    20,284    39,621     75,574
   20      116,240    100,000   100,000   152,433    16,778    54,946    142,460    16,778    54,946    142,460
   25      167,780          0   100,000   263,083         0    71,444    250,556         0    71,444    250,556
   30      233,559          0   100,000   441,700         0    96,728    420,667         0    96,728    420,667

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,358 ANNUAL PREMIUM USING CURRENT CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    4,576   $100,000  $100,000  $100,000   $ 2,897   $ 3,104   $  3,312   $   822   $ 1,029   $  1,237
    2        9,381    100,000   100,000   100,000     5,700     6,297      6,920     1,550     2,147      2,770
    3       14,426    100,000   100,000   100,000     8,403     9,578     10,856     4,253     5,428      6,706
    4       19,723    100,000   100,000   100,000    11,022    12,972     15,178     6,872     8,822     11,028
    5       25,285    100,000   100,000   100,000    13,552    16,481     19,933     9,402    12,331     15,783
----------------------------------------------------------------------------------------------------------------
    6       31,125    100,000   100,000   100,000    15,988    20,111     25,174    12,046    16,168     21,232
    7       37,257    100,000   100,000   100,000    18,327    23,868     30,967    14,592    20,133     27,232
    8       43,696    100,000   100,000   100,000    20,564    27,764     37,388    17,037    24,236     33,861
    9       50,456    100,000   100,000   100,000    22,688    31,801     44,522    19,368    28,481     41,202
   10       57,555    100,000   100,000   100,000    24,695    35,995     52,481    21,790    33,090     49,576
----------------------------------------------------------------------------------------------------------------
   15       98,741    100,000   100,000   126,976    33,084    60,301    109,462    32,254    59,471    108,632
   20      151,306    100,000   100,493   218,394    38,472    93,918    204,107    38,472    93,918    204,107
   25      218,394    100,000   146,015   377,618    39,217   139,061    359,636    39,217   139,061    359,636
   30      304,018    100,000   203,645   640,367    32,817   193,948    609,873    32,817   193,948    609,873

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,358 ANNUAL PREMIUM USING GUARANTEED CHARGES

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $    4,576   $100,000  $100,000  $100,000   $ 2,452   $ 2,645   $  2,839   $   377   $   570   $    764
    2        9,381    100,000   100,000   100,000     4,770     5,312      5,878       620     1,162      1,728
    3       14,426    100,000   100,000   100,000     6,953     8,002      9,144     2,803     3,852      4,994
    4       19,723    100,000   100,000   100,000     9,000    10,719     12,669     4,850     6,569      8,519
    5       25,285    100,000   100,000   100,000    10,906    13,461     16,486     6,756     9,311     12,336
----------------------------------------------------------------------------------------------------------------
    6       31,125    100,000   100,000   100,000    12,659    16,225     20,631     8,717    12,283     16,689
    7       37,257    100,000   100,000   100,000    14,245    19,002     25,145    10,510    15,267     21,410
    8       43,696    100,000   100,000   100,000    15,643    21,783     30,076    12,115    18,255     26,549
    9       50,456    100,000   100,000   100,000    16,834    24,559     35,488    13,514    21,239     32,168
   10       57,555    100,000   100,000   100,000    17,800    27,328     41,464    14,895    24,423     38,559
----------------------------------------------------------------------------------------------------------------
   15       98,741    100,000   100,000   100,000    18,753    41,297     84,725    17,923    40,467     83,895
   20      151,306    100,000   100,000   172,454     9,620    56,083    161,172     9,620    56,083    161,172
   25      218,394          0   100,000   299,642         0    74,174    285,374         0    74,174    285,374
   30      304,018          0   111,819   503,547         0   106,495    479,568         0   106,495    479,568

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 2000


                                         LN           LN                           AFIS
                                         GROWTH AND   SPECIAL         AFIS         CASH
                                         INCOME       OPPORTUNITIES   BOND         MANAGEMENT
                           COMBINED      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------
ASSETS
  Investments at
      Market --
      Affiliated (Cost
      $47,211,746)         $ 54,103,471  $33,044,630  $   21,058,841  $       --   $        --
  Investments at
      Market --
      Unaffiliated (Cost
      $278,008,076)         364,045,306           --              --     296,649     2,950,065
-------------------------  ------------  -----------  --------------  -----------  -----------
TOTAL ASSETS                418,148,777   33,044,630      21,058,841     296,649     2,950,065
-------------------------
LIABILITY --
  Payable to The Lincoln
  National
  Life Insurance Company         27,711        2,203           1,392          20           194
-------------------------  ------------  -----------  --------------  -----------  -----------
NET ASSETS                 $418,121,066  $33,042,427  $   21,057,449  $  296,629   $ 2,949,871
-------------------------  ============  ===========  ==============  ===========  ===========
PERCENTAGE OF NET ASSETS         100.00%        7.90%           5.03%       0.07%         0.71%
-------------------------  ============  ===========  ==============  ===========  ===========
NET ASSETS ARE
    REPRESENTED BY:
  - Units in accumulation
    period                                 7,141,672       4,540,026     228,549     1,729,713
-------------------------
  - Unit values                          $     4.627  $        4.638  $    1.298   $     1.705
-------------------------                -----------  --------------  -----------  -----------
NET ASSETS                               $33,042,427  $   21,057,449  $  296,629   $ 2,949,871
-------------------------                ===========  ==============  ===========  ===========

See accompanying notes.

                                                                      AFIS
                                                                      U.S.
                           AFIS                                       GOVERNMENT/
                           HIGH-YIELD   AFIS            AFIS          AAA-RATED
                           BOND         GROWTH-INCOME   GROWTH        SECURITIES
                           SUBACCOUNT   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------
ASSETS
  Investments at
      Market --
      Affiliated (Cost
      $47,211,746)         $        --  $          --   $         --  $       --
  Investments at
      Market --
      Unaffiliated (Cost
      $278,008,076)          8,946,158     68,908,727    201,767,340   4,799,342
-------------------------  -----------  --------------  ------------  -----------
TOTAL ASSETS                 8,946,158     68,908,727    201,767,340   4,799,342
-------------------------
LIABILITY --
  Payable to The Lincoln
  National
  Life Insurance Company           586          4,549         13,437         316
-------------------------  -----------  --------------  ------------  -----------
NET ASSETS                 $ 8,945,572  $  68,904,178   $201,753,903  $4,799,026
-------------------------  ===========  ==============  ============  ===========
PERCENTAGE OF NET ASSETS          2.14%         16.48%         48.25%       1.15%
-------------------------  ===========  ==============  ============  ===========
NET ASSETS ARE
    REPRESENTED BY:
  - Units in accumulation
    period                   3,471,244     14,378,430     23,865,618   2,127,045
-------------------------
  - Unit values            $     2.577  $       4.792   $      8.454  $    2.256
-------------------------  -----------  --------------  ------------  -----------
NET ASSETS                 $ 8,945,572  $  68,904,178   $201,753,903  $4,799,026
-------------------------  ===========  ==============  ============  ===========


                                                                       AFIS
                                           AFIS         AFIS           GLOBAL
                           AFIS            ASSET        GLOBAL         SMALL
                           INTERNATIONAL   ALLOCATION   GROWTH         CAPITALIZATION
                           SUBACCOUNT      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-------------------------
ASSETS
  Investments at
      Market --
      Affiliated (Cost
      $47,211,746)         $           --  $        --  $          --  $                --
  Investments at
      Market --
      Unaffiliated (Cost
      $278,008,076)            47,502,501   12,764,416      5,462,480           10,647,628
-------------------------  --------------  -----------  -------------  -------------------
TOTAL ASSETS                   47,502,501   12,764,416      5,462,480           10,647,628
-------------------------
LIABILITY --
  Payable to The Lincoln
  National
  Life Insurance Company            3,113          840            359                  702
-------------------------  --------------  -----------  -------------  -------------------
NET ASSETS                 $   47,499,388  $12,763,576  $   5,462,121  $        10,646,926
-------------------------  ==============  ===========  =============  ===================
PERCENTAGE OF NET ASSETS            11.36%        3.05%          1.31%                2.55%
-------------------------  ==============  ===========  =============  ===================
NET ASSETS ARE
    REPRESENTED BY:
  - Units in accumulation
    period                     14,736,036    4,550,874      2,904,431            6,620,224
-------------------------
  - Unit values            $        3.223  $     2.805  $       1.881  $             1.608
-------------------------  --------------  -----------  -------------  -------------------
NET ASSETS                 $   47,499,388  $12,763,576  $   5,462,121  $        10,646,926
-------------------------  ==============  ===========  =============  ===================

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
STATEMENTS OF OPERATIONS

                                                                    LN           LN                           AFIS
                                                                    GROWTH AND   SPECIAL         AFIS         CASH
                                                                    INCOME       OPPORTUNITIES   BOND         MANAGEMENT
                                                    COMBINED        SUBACCOUNT   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Net Investment Income:
  - Dividends from investment income                $    5,604,984  $   914,327  $      697,869  $   16,322   $   155,064
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                         33,419,043    1,866,268       2,371,920       1,552            --
--------------------------------------------------
  - Mortality and expense risk charge                   (2,468,480)    (275,389)       (225,338)     (2,121)      (24,896)
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET INVESTMENT INCOME                                   36,555,547    2,505,206       2,844,451      15,753       130,168
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments              3,888,716      761,918         450,508        (257)        1,495
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                         19,679,780    2,911,821      (1,813,700)     (6,723)         (958)
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                         23,568,496    3,673,739      (1,363,192)     (6,980)          537
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $   60,124,043  $ 6,178,945  $    1,481,259  $    8,773   $   130,705
--------------------------------------------------  ==============  ===========  ==============  ===========  ===========
YEAR ENDED DECEMBER 31, 1999
Net Investment Income:
  - Dividends from investment income                $    5,455,266  $   394,851  $      296,457  $   17,747   $   472,554
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                         48,765,001    1,570,006       2,734,207           0             0
--------------------------------------------------
  - Mortality and expense risk charge                   (3,054,575)    (312,082)       (197,780)     (2,045)      (60,555)
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET INVESTMENT INCOME                                   51,165,692    1,652,775       2,832,884      15,702       411,999
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments             14,878,976    1,660,589         476,385      (5,354)      (11,293)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                         51,776,908    2,689,329      (4,726,830)     (4,095)      (87,206)
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                         66,655,884    4,349,918      (4,250,445)     (9,449)      (98,499)
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $  117,821,576  $ 6,002,693  $   (1,417,561) $    6,253   $   313,500
--------------------------------------------------  ==============  ===========  ==============  ===========  ===========
YEAR ENDED DECEMBER 31, 2000
Net Investment Income (Loss):
  - Dividends from investment income                $    1,157,463  $   375,890  $      399,705  $    2,058   $    17,110
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                         10,066,692    2,466,199       3,825,983           0             0
--------------------------------------------------
  - Mortality and expense risk charge                   (3,656,349)    (298,692)       (155,594)     (2,669)      (28,885)
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET INVESTMENT INCOME (LOSS)                             7,567,806    2,543,397       4,070,094        (611)      (11,775)
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments             13,691,029    1,600,692        (347,868)        (46)       12,612
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                        (28,483,384)  (8,109,784)     (1,101,534)     15,469       177,255
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                        (14,792,355)  (6,509,092)     (1,449,402)     15,423       189,867
--------------------------------------------------  --------------  -----------  --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $   (7,224,549) $(3,965,695) $    2,620,692  $   14,812   $   178,092
--------------------------------------------------  ==============  ===========  ==============  ===========  ===========

See accompanying notes.

                                                                                               AFIS
                                                                                               U.S.
                                                    AFIS                                       GOVERNMENT/
                                                    HIGH-YIELD   AFIS            AFIS          AAA-RATED
                                                    BOND         GROWTH-INCOME   GROWTH        SECURITIES
                                                    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Net Investment Income:
  - Dividends from investment income                $ 1,010,730  $   1,112,500   $    411,180  $   286,761
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                         156,207      9,908,034     17,362,280           --
--------------------------------------------------
  - Mortality and expense risk charge                   (93,946)      (521,750)      (856,151)     (38,431)
--------------------------------------------------  -----------  --------------  ------------  ------------
NET INVESTMENT INCOME                                 1,072,991     10,498,784     16,917,309      248,330
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments             (25,336)       809,914      1,324,176        5,403
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                      (1,136,564)      (976,292)    14,776,261       57,881
--------------------------------------------------  -----------  --------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                      (1,161,900)      (166,378)    16,100,437       63,284
--------------------------------------------------  -----------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $   (88,909) $  10,332,406   $ 33,017,746  $   311,614
--------------------------------------------------  ===========  ==============  ============  ============
YEAR ENDED DECEMBER 31, 1999
Net Investment Income:
  - Dividends from investment income                $ 1,046,773  $   1,232,828   $    285,018  $   331,891
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                               0     11,066,329     25,965,255            0
--------------------------------------------------
  - Mortality and expense risk charge                   (87,066)      (574,085)    (1,245,871)     (42,866)
--------------------------------------------------  -----------  --------------  ------------  ------------
NET INVESTMENT INCOME                                   959,707     11,725,072     25,004,402      289,025
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments            (140,916)     2,132,736      8,068,154      (37,458)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                        (292,642)    (6,792,344)    38,782,748     (323,523)
--------------------------------------------------  -----------  --------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                        (433,558)    (4,659,608)    46,850,902     (360,981)
--------------------------------------------------  -----------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $   526,149  $   7,065,464   $ 71,855,304  $   (71,956)
--------------------------------------------------  ===========  ==============  ============  ============
YEAR ENDED DECEMBER 31, 2000
Net Investment Income (Loss):
  - Dividends from investment income                $    87,220  $     121,008   $      5,477  $    25,435
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                               0        956,352      1,341,892            0
--------------------------------------------------
  - Mortality and expense risk charge                   (76,729)      (532,565)    (1,723,672)     (37,178)
--------------------------------------------------  -----------  --------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)                             10,491        544,795       (376,303)     (11,743)
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments            (162,697)       469,855      7,352,354      (43,015)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                        (209,099)     3,635,883        904,895      529,512
--------------------------------------------------  -----------  --------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                        (371,796)     4,105,738      8,257,249      486,497
--------------------------------------------------  -----------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $  (361,305) $   4,650,533   $  7,880,946  $   474,754
--------------------------------------------------  ===========  ==============  ============  ============


                                                                                                 AFIS
                                                                     AFIS         AFIS           GLOBAL
                                                    AFIS             ASSET        GLOBAL         SMALL
                                                    INTERNATIONAL    ALLOCATION   GROWTH         CAPITALIZATION
                                                    SUBACCOUNT       SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
--------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Net Investment Income:
  - Dividends from investment income                $       518,358  $   475,493  $       5,278  $       1,102
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                             761,457      964,835         24,397          2,093
--------------------------------------------------
  - Mortality and expense risk charge                      (319,721)    (106,294)        (3,694)          (749)
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET INVESTMENT INCOME                                       960,094    1,334,034         25,981          2,446
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments                 408,626      151,524          7,686         (6,941)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                           5,769,905       15,328         70,642         12,179
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                           6,178,531      166,852         78,328          5,238
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $     7,138,625  $ 1,500,886  $     104,309  $       7,684
--------------------------------------------------  ===============  ===========  =============  =============
YEAR ENDED DECEMBER 31, 1999
Net Investment Income:
  - Dividends from investment income                $       852,839  $   488,924  $      31,075  $       4,309
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                           5,986,166      877,829        168,503        396,706
--------------------------------------------------
  - Mortality and expense risk charge                      (393,190)    (112,911)       (15,866)       (10,258)
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET INVESTMENT INCOME                                     6,445,815    1,253,842        183,712        390,757
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments               2,216,426      338,313         45,414        135,980
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                          21,507,094     (710,150)     1,154,645        579,882
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                          23,723,520     (371,837)     1,200,059        715,862
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $    30,169,335  $   882,005  $   1,383,771  $   1,106,619
--------------------------------------------------  ===============  ===========  =============  =============
YEAR ENDED DECEMBER 31, 2000
Net Investment Income (Loss):
  - Dividends from investment income                $        32,068  $    45,851  $       6,228  $      39,413
--------------------------------------------------
  - Dividends from net realized gain on
    investments                                           1,144,430            0         57,659        274,177
--------------------------------------------------
  - Mortality and expense risk charge                      (539,526)    (102,236)       (48,420)      (110,183)
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET INVESTMENT INCOME (LOSS)                                636,972      (56,385)        15,467        203,407
--------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
    Investments:
  - Net realized gain (loss) on investments               4,609,853      120,465        169,576        (90,752)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                         (20,115,545)     368,443     (1,652,225)    (2,926,654)
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                         (15,505,692)     488,908     (1,482,649)    (3,017,406)
--------------------------------------------------  ---------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 $   (14,868,720) $   432,523  $  (1,467,182) $  (2,813,999)
--------------------------------------------------  ===============  ===========  =============  =============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   LN            LN                         AFIS
                                                                   GROWTH AND    SPECIAL        AFIS        CASH
                                                                   INCOME        OPPORTUNITIES  BOND        MANAGEMENT
                                                    COMBINED       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1998                       $ 278,998,126  $ 30,536,939  $ 26,881,133   $ 174,151   $  3,032,378
Changes From Operations:
  - Net investment income                              36,555,547     2,505,206     2,844,451      15,753        130,168
--------------------------------------------------
  - Net realized gain (loss) on investments             3,888,716       761,918       450,508        (257)         1,495
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                        19,679,780     2,911,821    (1,813,700)     (6,723)          (958)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    60,124,043     6,178,945     1,481,259       8,773        130,705
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 71,055,601     7,772,864     6,326,268     436,517      5,538,461
--------------------------------------------------
  - Contract redemptions                              (64,639,825)   (6,447,949)   (6,673,980)   (283,161)    (4,969,953)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                              6,415,776     1,324,915      (347,712)    153,356        568,508
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                66,539,819     7,503,860     1,133,547     162,129        699,213
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET ASSETS AT DECEMBER 31, 1998                       345,537,945    38,040,799    28,014,680     336,280      3,731,591
--------------------------------------------------
Changes From Operations:
  - Net investment income                              51,165,692     1,652,775     2,832,884      15,702        411,999
--------------------------------------------------
  - Net realized gain (loss) on investments            14,878,976     1,660,589       476,385      (5,354)       (11,293)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                        51,776,908     2,689,329    (4,726,830)     (4,095)       (87,206)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                   117,821,576     6,002,693    (1,417,561)      6,253        313,500
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 94,155,861     5,686,977     4,254,274     183,703     22,189,674
--------------------------------------------------
  - Contract redemptions                             (106,699,473)   (8,922,833)   (8,579,502)   (254,314)    (6,861,286)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                            (12,543,612)   (3,235,856)   (4,325,228)    (70,611)    15,328,388
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               105,277,964     2,766,837    (5,742,789)    (64,358)    15,641,888
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET ASSETS AT DECEMBER 31, 1999                       450,815,909    40,807,636    22,271,891     271,922     19,373,479
--------------------------------------------------
Changes From Operations:
  - Net investment income                               7,567,806     2,543,397     4,070,094        (611)       (11,775)
--------------------------------------------------
  - Net realized gain (loss) on investments            13,691,029     1,600,692      (347,868)        (46)        12,612
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                       (28,483,384)   (8,109,784)   (1,101,534)     15,469        177,255
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    (7,224,549)   (3,965,695)    2,620,692      14,812        178,092
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                102,930,726     4,581,286     3,309,652     172,756      5,811,802
--------------------------------------------------
  - Contract redemptions                             (128,401,020)   (8,380,800)   (7,144,786)   (162,861)   (22,413,502)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                            (25,470,294)   (3,799,514)   (3,835,134)      9,895    (16,601,700)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (32,694,843)   (7,765,209)   (1,214,442)     24,707    (16,423,608)
--------------------------------------------------  -------------  ------------  ------------   ---------   ------------
NET ASSETS AT DECEMBER 31, 2000                     $ 418,121,066  $ 33,042,427  $ 21,057,449   $ 296,629   $  2,949,871
--------------------------------------------------  =============  ============  ============   =========   ============

See accompanying notes.

                                                                                                AFIS U.S.
                                                    AFIS                                        GOVERNMENT/
                                                    HIGH-YIELD    AFIS           AFIS           AAA-RATED
                                                    BOND          GROWTH-INCOME  GROWTH         SECURITIES
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1998                       $ 11,585,440  $ 59,677,700   $  93,943,235  $  4,263,941
Changes From Operations:
  - Net investment income                              1,072,991    10,498,784      16,917,309       248,330
--------------------------------------------------
  - Net realized gain (loss) on investments              (25,336)      809,914       1,324,176         5,403
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                       (1,136,564)     (976,292)     14,776,261        57,881
--------------------------------------------------  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      (88,909)   10,332,406      33,017,746       311,614
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 2,843,276    11,731,626      20,319,044     3,110,794
--------------------------------------------------
  - Contract redemptions                              (3,046,482)  (11,433,290)    (17,071,049)   (1,926,877)
--------------------------------------------------  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                              (203,206)      298,336       3,247,995     1,183,917
--------------------------------------------------  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (292,115)   10,630,742      36,265,741     1,495,531
--------------------------------------------------  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 1998                       11,293,325    70,308,442     130,208,976     5,759,472
--------------------------------------------------
Changes From Operations:
  - Net investment income                                959,707    11,725,072      25,004,402       289,025
--------------------------------------------------
  - Net realized gain (loss) on investments             (140,916)    2,132,736       8,068,154       (37,458)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                         (292,642)   (6,792,344)     38,782,748      (323,523)
--------------------------------------------------  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      526,149     7,065,464      71,855,304       (71,956)
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 1,987,317    11,130,111      28,495,510     1,722,178
--------------------------------------------------
  - Contract redemptions                              (3,316,537)  (19,692,894)    (37,913,593)   (2,443,052)
--------------------------------------------------  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                            (1,329,220)   (8,562,783)     (9,418,083)     (720,874)
--------------------------------------------------  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (803,071)   (1,497,319)     62,437,221      (792,830)
--------------------------------------------------  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 1999                       10,490,254    68,811,123     192,646,197     4,966,642
--------------------------------------------------
Changes From Operations:
  - Net investment income                                 10,491       544,795        (376,303)      (11,743)
--------------------------------------------------
  - Net realized gain (loss) on investments             (162,697)      469,855       7,352,354       (43,015)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                         (209,099)    3,635,883         904,895       529,512
--------------------------------------------------  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                     (361,305)    4,650,533       7,880,946       474,754
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 1,440,026    11,909,685      38,674,469       914,111
--------------------------------------------------
  - Contract redemptions                              (2,623,403)  (16,467,163)    (37,447,709)   (1,556,481)
--------------------------------------------------  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                            (1,183,377)   (4,557,478)      1,226,760      (642,370)
--------------------------------------------------  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,544,682)       93,055       9,107,706      (167,616)
--------------------------------------------------  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2000                     $  8,945,572  $ 68,904,178   $ 201,753,903  $  4,799,026
--------------------------------------------------  ============  =============  =============  ============

                                                                                              AFIS
                                                                   AFIS          AFIS         GLOBAL
                                                    AFIS           ASSET         GLOBAL       SMALL
                                                    INTERNATIONAL  ALLOCATION    GROWTH       CAPITALIZATION
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------
NET ASSETS AT JANUARY 1, 1998                       $ 36,532,920   $ 12,161,415  $   208,874             --
Changes From Operations:
  - Net investment income                                960,094      1,334,034       25,981          2,446
--------------------------------------------------
  - Net realized gain (loss) on investments              408,626        151,524        7,686         (6,941)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                        5,769,905         15,328       70,642         12,179
--------------------------------------------------  ------------   ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    7,138,625      1,500,886      104,309          7,684
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 8,892,857      3,103,866      723,256        256,772
--------------------------------------------------
  - Contract redemptions                              (9,796,030)    (2,589,115)    (298,326)      (103,613)
--------------------------------------------------  ------------   ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                              (903,173)       514,751      424,930        153,159
--------------------------------------------------  ------------   ------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                6,235,452      2,015,637      529,239        160,843
--------------------------------------------------  ------------   ------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 1998                       42,768,372     14,177,052      738,113        160,843
--------------------------------------------------
Changes From Operations:
  - Net investment income                              6,445,815      1,253,842      183,712        390,757
--------------------------------------------------
  - Net realized gain (loss) on investments            2,216,426        338,313       45,414        135,980
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                       21,507,094       (710,150)   1,154,645        579,882
--------------------------------------------------  ------------   ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                   30,169,335        882,005    1,383,771      1,106,619
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                 8,431,721      2,625,171    2,816,116      4,633,109
--------------------------------------------------
  - Contract redemptions                             (12,989,574)    (3,862,349)    (653,282)    (1,210,257)
--------------------------------------------------  ------------   ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                            (4,557,853)    (1,237,178)   2,162,834      3,422,852
--------------------------------------------------  ------------   ------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               25,611,482       (355,173)   3,546,605      4,529,471
--------------------------------------------------  ------------   ------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 1999                       68,379,854     13,821,879    4,284,718      4,690,314
--------------------------------------------------
Changes From Operations:
  - Net investment income                                636,972        (56,385)      15,467        203,407
--------------------------------------------------
  - Net realized gain (loss) on investments            4,609,853        120,465      169,576        (90,752)
--------------------------------------------------
  - Net change in unrealized appreciation or
    depreciation on investments                      (20,115,545)       368,443   (1,652,225)    (2,926,654)
--------------------------------------------------  ------------   ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                  (14,868,720)       432,523   (1,467,182)    (2,813,999)
--------------------------------------------------
Net Increase (Decrease) From Unit Transactions:
  - Contract purchases                                15,288,525      1,649,346    4,832,869     14,346,199
--------------------------------------------------
  - Contract redemptions                             (21,300,271)    (3,140,172)  (2,188,284)    (5,575,588)
--------------------------------------------------  ------------   ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                            (6,011,746)    (1,490,826)   2,644,585      8,770,611
--------------------------------------------------  ------------   ------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (20,880,466)    (1,058,303)   1,177,403      5,956,612
--------------------------------------------------  ------------   ------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2000                     $ 47,499,388   $ 12,763,576  $ 5,462,121   $ 10,646,926
--------------------------------------------------  ============   ============  ===========   ============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. ACCOUNTING POLICIES & VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account G (the Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on May 25, 1988. The Variable Account was registered with the Securities and Exchange Commission on January 4, 1989 under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on January 23, 1989.

The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The Variable Account invests in Lincoln National (LN) Growth and Income Fund, Inc., LN Special Opportunities Fund, Inc., and in the American Funds Insurance Series (AFIS) which consists of ten mutual funds: Bond Fund, Cash Management Fund, High Yield Fund, Growth-Income Fund, Growth Fund, U.S. Government/AAA-Rated Securities Fund, International Fund, Asset Allocation Fund, Global Growth Fund and Global Small Capitalization Fund (Funds). The Funds are registered as open-ended investment management companies. Investments in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE RISK CHARGE & OTHER TRANSACTIONS WITH AFFILIATE

PERCENT OF PREMIUM CHARGE: Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 5.95% of each premium payment to cover state taxes and federal income tax liabilities. Amounts retained during 2000, 1999 and 1998 by Lincoln Life for such charges were $1,351,078, $886,948 and $2,087,654, respectively.

VARIABLE ACCOUNT CHARGES: Amounts are charged daily to the Variable Account by Lincoln Life for a mortality and expense risk charge at an annual rate of .80% of the average daily net asset value of the Variable Account.

OTHER CHARGES: Other charges, which are paid to Lincoln Life by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 2000, 1999 and 1998 amounted to $17,961,651, $16,737,970 and $18,200,343, respectively.

The monthly administrative charge amounts to $6 for each policy in force and is intended to compensate Lincoln Life for continuing administration of the policies, premium billings, overhead expenses, and other miscellaneous expenses.

Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be assessed each time a policyowner transfers funds from one subaccount to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge of $10 is incurred for each withdrawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges range from approximately 60% of the required base minimum annual premium for surrenders in the first year to approximately 120% in years two through five. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

3.  NET ASSETS
The following is a summary of net assets owned at December 31, 2000.

                                                  LN           LN                         AFIS         AFIS
                                                  GROWTH AND   SPECIAL        AFIS        CASH         HIGH-YIELD   AFIS
                                                  INCOME       OPPORTUNITIES  BOND        MANAGEMENT   BOND         GROWTH-INCOME
                                    COMBINED      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Unit transactions                   $135,600,820  $11,571,495   $ 7,182,588   $ 257,393   $1,724,849   $ 4,941,222   $21,594,460
----------------------------------
Accumulated net investment income    151,679,455    9,482,386    13,418,434      38,716    1,143,666     5,447,318    35,956,784
----------------------------------
Accumulated net realized gain
    (loss) on investments             37,911,836    4,562,967       990,281      (5,185)      15,864      (262,947)    4,302,403
----------------------------------
Net unrealized appreciation
    (depreciation) on investments     92,928,955    7,425,579      (533,854)      5,705       65,492    (1,180,021)    7,050,531
----------------------------------  ------------  -----------   -----------   ----------  -----------  -----------   -----------
                                    $418,121,066  $33,042,427   $21,057,449   $ 296,629   $2,949,871   $ 8,945,572   $68,904,178
                                    ============  ===========   ===========   ==========  ===========  ===========   ===========

                                                       AFIS U.S.                                            AFIS
                                                       GOVERNMENT/                 AFIS         AFIS        GLOBAL
                                         AFIS          AAA-RATED    AFIS           ASSET        GLOBAL      SMALL
                                         GROWTH        SECURITIES   INTERNATIONAL  ALLOCATION   GROWTH      CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
Unit transactions                        $ 46,060,246  $2,958,330    $16,096,606   $ 5,423,000  $5,444,009    $12,346,622
---------------------------------------
Accumulated net investment income          63,389,292   1,786,410     15,121,223     5,072,666     225,950       596,610
---------------------------------------
Accumulated net realized gain (loss) on
    investments                            19,714,465    (158,612)     7,648,596       843,068     222,649        38,287
---------------------------------------
Net unrealized appreciation
    (depreciation) on investments          72,589,900     212,898      8,632,963     1,424,842    (430,487)   (2,334,593)
---------------------------------------  ------------  ----------    -----------   -----------  ----------    ----------
                                         $201,753,903  $4,799,026    $47,499,388   $12,763,576  $5,462,121    $10,646,926
                                         ============  ==========    ===========   ===========  ==========    ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

                                         AGGREGATE     AGGREGATE
                                         COST OF       PROCEEDS
                                         PURCHASES     FROM SALES
------------------------------------------------------------------
LN Growth and Income Fund                $  3,678,076  $ 4,932,884
---------------------------------------
LN Special Opportunities Fund               4,981,113    4,745,245
---------------------------------------
AFIS Bond Fund                                151,595      142,297
---------------------------------------
AFIS Cash Management Fund                   4,982,031   21,595,737
---------------------------------------
AFIS High-Yield Bond Fund                     467,746    1,640,276
---------------------------------------
AFIS Growth-Income Fund                     5,579,559    9,589,195
---------------------------------------
AFIS Growth Fund                           18,906,710   18,046,999
---------------------------------------
AFIS U.S. Government/AAA-Rated
    Securities Fund                           475,798    1,129,704
---------------------------------------
AFIS International Fund                     9,315,987   14,689,138
---------------------------------------
AFIS Asset Allocation Fund                    475,004    2,021,676
---------------------------------------
AFIS Global Growth Fund                     3,936,873    1,276,555
---------------------------------------
AFIS Global Small Capitalization Fund      13,138,695    4,164,076
---------------------------------------  ------------  -----------
                                         $ 66,089,187  $83,973,782
                                         ============  ===========

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2000.

                                         SHARES       NET ASSET  VALUE         COST
                                         OUTSTANDING  VALUE      OF SHARES     OF SHARES
-------------------------------------------------------------------------------------------
LN Growth and Income Fund                   764,055    $43.25    $ 33,044,630  $ 25,619,051
---------------------------------------
LN Special Opportunities Fund               814,781     25.85      21,058,841    21,592,695
---------------------------------------
AFIS Bond Fund                               29,140     10.18         296,649       290,944
---------------------------------------
AFIS Cash Management Fund                   253,224     11.65       2,950,065     2,884,573
---------------------------------------
AFIS High-Yield Bond Fund                   730,299     12.25       8,946,158    10,126,179
---------------------------------------
AFIS Growth-Income Fund                   1,955,967     35.23      68,908,727    61,858,196
---------------------------------------
AFIS Growth Fund                          2,744,387     73.52     201,767,340   129,177,440
---------------------------------------
AFIS U.S. Government/AAA-Rated
    Securities Fund                         409,151     11.73       4,799,342     4,586,444
---------------------------------------
AFIS International Fund                   2,307,067     20.59      47,502,501    38,869,538
---------------------------------------
AFIS Asset Allocation Fund                  812,503     15.71      12,764,416    11,339,574
---------------------------------------
AFIS Global Growth Fund                     316,666     17.25       5,462,480     5,892,967
---------------------------------------
AFIS Global Small Capitalization Fund       745,632     14.28      10,647,628    12,982,221
---------------------------------------                          ------------  ------------
                                                                 $418,148,777  $325,219,822
                                                                 ============  ============


6. NEW INVESTMENT FUNDS AND FUND NAME CHANGES


During 2000, the American Variable Insurance Series (AVIS) family of funds changed its name to American Funds Insurance Series (AFIS). Effective May 1, 1998, the AFIS Global Small Capitalization Fund became available as an investment option for Variable Account contract owners.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account G

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account G ("Variable Account") (comprised of the Lincoln National Growth and Income, Lincoln National Special Opportunities, AFIS Bond, AFIS Cash Management, AFIS High-Yield Bond, AFIS Growth-Income, AFIS Growth, AFIS US Government/AAA-Rated Securities, AFIS International, AFIS Asset Allocation, AFIS Global Growth, and AFIS Global Small Capitalization subaccounts), as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account G at December 31, 2000, and the results of their operations and changes in their net assets for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                    /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000        1999
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $21,852.5   $22,985.0
------------------------------------------------------------
Preferred stocks                                                  261.7       253.8
------------------------------------------------------------
Unaffiliated common stocks                                        161.7       166.9
------------------------------------------------------------
Affiliated common stocks                                          743.0       604.7
------------------------------------------------------------
Mortgage loans on real estate                                   4,102.0     4,211.5
------------------------------------------------------------
Real estate                                                       271.7       254.0
------------------------------------------------------------
Policy loans                                                    1,723.5     1,652.9
------------------------------------------------------------
Other investments                                                 485.0       426.6
------------------------------------------------------------
Cash and short-term investments                                 1,448.4     1,409.2
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,049.5    31,964.6
------------------------------------------------------------
Premiums and fees in course of collection                         111.5       115.8
------------------------------------------------------------
Accrued investment income                                         444.2       435.3
------------------------------------------------------------
Reinsurance recoverable                                           450.7       199.0
------------------------------------------------------------
Funds withheld by ceding companies                                 74.4        73.5
------------------------------------------------------------
Company owned policies and contracts                              335.0         9.1
------------------------------------------------------------
Federal income taxes recoverable from parent company                0.1        61.6
------------------------------------------------------------
Goodwill                                                           38.4        43.1
------------------------------------------------------------
Other admitted assets                                             106.1        57.6
------------------------------------------------------------
Separate account assets                                        43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,797.4   $12,184.0
------------------------------------------------------------
Other policyholder funds                                       15,328.8    16,589.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       639.8       364.0
------------------------------------------------------------
Funds held under reinsurance treaties                             849.6       796.9
------------------------------------------------------------
Asset valuation reserve                                           534.1       490.9
------------------------------------------------------------
Interest maintenance reserve                                       20.9        72.3
------------------------------------------------------------
Other liabilities                                                 536.8       627.0
------------------------------------------------------------
Short-term loan payable to parent company                         199.5       205.0
------------------------------------------------------------
Net transfers due from separate accounts                         (976.1)     (896.5)
------------------------------------------------------------
Separate account liabilities                                   43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total liabilities                                              73,835.4    76,538.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 2,006.1     1,942.6
------------------------------------------------------------
Unassigned surplus -- deficit                                    (602.0)     (691.1)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,679.1     2,526.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 8,508.9   $ 7,273.6   $12,737.6
------------------------------------------------------------
Net investment income                                           2,125.5     2,203.2     2,107.2
------------------------------------------------------------
Amortization of interest maintenance reserve                       21.6        29.1        26.4
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           568.4       472.3       179.9
------------------------------------------------------------
Expense charges on deposit funds                                  118.2       146.5       134.6
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       473.9       396.3
------------------------------------------------------------
Other income                                                      166.2        88.8        31.3
------------------------------------------------------------  ---------   ---------   ---------
Total revenues                                                 12,133.6    10,687.4    15,613.3
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,950.3     8,504.9    13,964.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         2,466.2     1,618.3     2,919.4
------------------------------------------------------------  ---------   ---------   ---------
Total benefits and expenses                                    11,416.5    10,123.2    16,883.5
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       717.1       564.2    (1,270.2)
------------------------------------------------------------
Dividends to policyholders                                         80.2        80.3        67.9
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  636.9       483.9    (1,338.1)
------------------------------------------------------------
Federal income taxes (credit)                                      94.9        85.4      (141.0)
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before net realized gain on
investments                                                       542.0       398.5    (1,197.1)
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                            27.9       114.4        46.8
------------------------------------------------------------  ---------   ---------   ---------
Net income (loss)                                             $   569.9   $   512.9   $(1,150.3)
------------------------------------------------------------  =========   =========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              --------   --------   ---------
                                                              (IN MILLIONS)
                                                              -------------------------------
Capital and surplus at beginning of year                      $2,526.5   $2,564.5   $ 2,968.4
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                569.9      512.9    (1,150.3)
------------------------------------------------------------
Change in difference in cost and admitted investment amounts      17.2     (101.9)     (304.8)
------------------------------------------------------------
Change in nonadmitted assets                                     (21.9)     (22.9)      (17.1)
------------------------------------------------------------
Change in liability for reinsurance in unauthorized
companies                                                          0.6       26.0       (35.2)
------------------------------------------------------------
Gain on (amortization of) reinsurance of disability income
business                                                          (7.9)      71.8          --
------------------------------------------------------------
Change in policy reserve valuation basis                          (5.6)        --        (0.4)
------------------------------------------------------------
Change in asset valuation reserve                                (43.2)      (6.4)      (34.5)
------------------------------------------------------------
Proceeds from surplus notes due to Lincoln National
Corporation                                                         --         --     1,250.0
------------------------------------------------------------
Paid-in surplus                                                   63.5       12.5       108.4
------------------------------------------------------------
Dividends to Lincoln National Corporation                       (420.0)    (530.0)     (220.0)
------------------------------------------------------------  --------   --------   ---------
Capital and surplus at end of year                            $2,679.1   $2,526.5   $ 2,564.5
------------------------------------------------------------  ========   ========   =========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ----------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 8,082.8   $ 7,671.1   $ 13,495.2
------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
reinsurance ceded                                                 610.1       (19.9)      (632.4)
------------------------------------------------------------
Investment income received                                      2,109.8     2,168.6      2,003.9
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       470.6        396.3
------------------------------------------------------------
Benefits paid                                                  (9,843.9)   (8,699.4)    (7,395.8)
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses paid   (1,796.4)   (1,734.5)    (2,909.7)
------------------------------------------------------------
Proceeds related to reinsurance of disability income
business                                                             --        71.8           --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (16.3)      (81.2)        84.2
------------------------------------------------------------
Dividends to policyholders                                        (82.6)      (82.8)       (12.9)
------------------------------------------------------------
Other income received and expenses paid, net                      (48.9)      252.1        207.0
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) operating activities              (360.6)       16.4      5,235.8
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      5,845.5     6,557.7     10,926.5
------------------------------------------------------------
Purchase of investments                                        (4,719.6)   (5,940.8)   (16,950.0)
------------------------------------------------------------
Other uses including reinsured policy loans                      (344.6)     (497.0)      (778.3)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) investing activities               781.3       119.9     (6,801.8)
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    63.5        12.5        108.4
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --          --      1,250.0
------------------------------------------------------------
Proceeds from borrowings from shareholder                         180.0       205.0        140.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (205.0)     (140.0)      (120.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (420.0)     (530.0)      (220.0)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) financing activities              (381.5)     (452.5)     1,158.4
------------------------------------------------------------  ---------   ---------   ----------
Net increase (decrease) in cash and short-term investments         39.2      (316.2)      (407.6)
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,409.2     1,725.4      2,133.0
------------------------------------------------------------  ---------   ---------   ----------
Cash and short-term investments at end of year                $ 1,448.4   $ 1,409.2   $  1,725.4
------------------------------------------------------------  =========   =========   ==========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATIONS
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2000, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and five non-insurance subsidiaries.

The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

USE OF ESTIMATES
The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

SUBSIDIARIES
The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheets as investments in affiliated common stocks.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFIT RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

REINSURANCE
Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exist.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

SURPLUS NOTES DUE TO LNC
Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS     NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31             YEAR ENDED DECEMBER 31
                                                              2000        1999        2000      1999      1998
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)           (IN MILLIONS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $ 2,679.1   $ 2,526.5   $ 569.9   $ 512.9   $(1,150.3)
GAAP adjustments:
  Deferred policy acquisition costs, present value of future
    profits and non-admitted goodwill.......................    3,812.6     3,628.2     287.9     135.0        48.5
  Policy and contract reserves..............................   (2,129.9)   (1,943.1)   (142.3)    (97.3)    1,743.4
  Policyholders' share of earnings and surplus on
    participating business..................................     (131.1)     (122.7)      (.3)     (1.8)        3.2
  Deferred income taxes.....................................      185.2       244.5    (108.3)   (117.4)     (218.6)
  Interest maintenance reserve..............................       20.9        72.3     (51.4)    (87.2)       24.4
  Asset valuation reserve...................................      534.1       490.9        --        --          --
  Nonadmitted assets, including nonadmitted investments.....      196.1       139.6        --        --          --
  Unrealized gain (loss) on investments.....................       38.7      (555.2)       --        --          --
  Net realized loss on investments..........................     (156.5)     (186.4)     18.9     (32.4)     (116.7)
  Investments in subsidiary companies.......................      523.3       460.9      61.8      39.1        41.3
  Other, net................................................     (123.7)      (61.0)     12.7     129.8       103.6
  Surplus notes and related interest........................   (1,250.0)   (1,250.0)       --       1.5        (1.5)
                                                              ---------   ---------   -------   -------   ---------
Net increase (decrease).....................................    1,519.7       918.0      79.0     (30.7)    1,627.6
                                                              ---------   ---------   -------   -------   ---------
Amounts on a GAAP basis.....................................  $ 4,198.8   $ 3,444.5   $ 648.9   $ 482.2   $   477.3
                                                              =========   =========   =======   =======   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Preferred stocks are reported at cost or amortized cost.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

LOANED SECURITIES
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

GOODWILL
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

PREMIUMS
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFITS
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

INCOME TAXES
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

STOCK OPTIONS
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

RECLASSIFICATIONS
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income (loss) of the prior years.

--------------------------------------------------------------------------------
2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective on January 1, 2001. Indianaadopted the provisions of the revised manual. The revised manual changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001.Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
3. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                              COST OR     GROSS        GROSS
                                                              AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                                              COST        GAINS        LOSSES       VALUE
                                                              -----------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------
At December 31, 2000:
  Corporate.................................................  $17,205.5     $430.8       $542.0     $17,094.3
  U.S. government...........................................      324.2       64.2          2.5         385.9
  Foreign government........................................      812.6       35.9         27.9         820.6
  Mortgage-backed...........................................    3,499.0       89.9         34.2       3,554.7
  State and municipal.......................................       11.2         --           .1          11.1
                                                              ---------     ------       ------     ---------
                                                              $21,852.5     $620.8       $606.7     $21,866.6
                                                              =========     ======       ======     =========

At December 31, 1999:
  Corporate.................................................  $17,758.4     $229.6       $763.0     $17,225.0
  U.S. government...........................................      316.8       29.6         21.5         324.9
  Foreign government........................................      984.5       49.8         39.9         994.4
  Mortgage-backed...........................................    3,913.7       46.2        139.0       3,820.9
  State and municipal.......................................       11.6         --           .5          11.1
                                                              ---------     ------       ------     ---------
                                                              $22,985.0     $355.2       $963.9     $22,376.3
                                                              =========     ======       ======     =========

The carrying amounts of bonds in the balance sheets at December 31, 2000 and 1999 reflect adjustments of $58,300,000 and $38,900,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                    COST OR
                                    AMORTIZED   FAIR
                                    COST        VALUE
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Maturity:
  In 2001.........................  $   740.1   $   742.2
  In 2002-2005....................    4,446.6     4,450.6
  In 2006-2010....................    5,946.1     5,808.8
  After 2010......................    7,220.7     7,310.3
  Mortgage-backed securities......    3,499.0     3,554.7
                                    ---------   ---------
Total.............................  $21,852.5   $21,866.6
                                    =========   =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998 were $2,878,200,000, $5,351,400,000 and $9,395,000,000, respectively. Gross gains during 2000, 1999 and 1998 of $56,000,000, $95,400,000 and $186,300,000,
respectively, and gross losses of $116,500,000, $195,500,000 and $138,000,000, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $99,900,000 and $116,500,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR    GROSS       GROSS
                                          AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                          COST       GAINS       LOSSES      VALUE
                                          -----------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------
At December 31, 2000:
  Preferred stocks......................   $261.7      $ 2.9       $25.1     $239.5
  Unaffiliated common stocks............    145.7       30.7        14.7      161.7
At December 31, 1999:
  Preferred stocks......................   $253.8      $ 1.3       $31.5     $223.6
  Unaffiliated common stocks............    150.4       34.2        17.7      166.9

The carrying amount of preferred stocks in the balance sheets at December 31, 2000 and 1999 reflects adjustments of $7,600,000 and $4,100,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

During 2000, the minimum and maximum lending rates for mortgage loans were 6.63% and 9.33%, respectively. At the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.
Components of the Company's investments in real estate are summarized as follows:

                                         DECEMBER 31
                                         2000     1999
                                         ---------------
                                         (IN MILLIONS)
                                         ---------------
Occupied by the Company:
  Land.................................  $  2.5   $  2.5
  Buildings............................    10.5     11.1
  Less accumulated depreciation........    (2.5)    (2.2)
                                         ------   ------
Net real estate occupied by the
  Company..............................    10.5     11.4
Other:
  Land.................................    45.8     46.2
  Buildings............................   238.3    226.8
  Other................................    16.3      4.7
  Less accumulated depreciation........   (39.2)   (35.1)
                                         ------   ------
Net other real estate..................   261.2    242.6
                                         ------   ------
Net real estate........................  $271.7   $254.0
                                         ======   ======

The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              ------------------------------
                                                              (IN MILLIONS)
                                                              ------------------------------
Income:
  Bonds.....................................................  $1,744.3   $1,840.6   $1,714.3
  Preferred stocks..........................................      21.3       20.3       19.7
  Unaffiliated common stocks................................       4.9        6.3       10.6
  Affiliated common stocks..................................      10.2        7.8        5.2
  Mortgage loans on real estate.............................     328.1      321.0      323.6
  Real estate...............................................      41.4       57.8       81.4
  Policy loans..............................................     109.8      101.7       86.5
  Other investments.........................................      58.7       50.6       26.5
  Cash and short-term investments...........................      77.9       95.9      104.7
                                                              --------   --------   --------
Total investment income.....................................   2,396.6    2,502.0    2,372.5
Expenses:
  Depreciation..............................................      12.8       14.4       19.3
  Other.....................................................     258.3      284.4      246.0
                                                              --------   --------   --------
Total investment expenses...................................     271.1      298.8      265.3
                                                              --------   --------   --------
Net investment income.......................................  $2,125.5   $2,203.2   $2,107.2
                                                              ========   ========   ========

Net realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              2000     1999     1998
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Net realized capital gains (losses).........................  $(60.3)  $ 20.8   $179.7
Less amount transferred to IMR (net of related taxes
  (credits) of ($16.0), ($31.4) and $27.3 in 2000, 1999 and
  1998, respectively).......................................   (29.7)   (58.3)    50.8
                                                              ------   ------   ------
                                                               (30.6)    79.1    128.9
Less federal income taxes (credits) on realized gains.......   (58.5)   (35.3)    82.1
                                                              ------   ------   ------
Net realized capital gains after transfer to IMR and taxes
  (credits).................................................  $ 27.9   $114.4   $ 46.8
                                                              ======   ======   ======

--------------------------------------------------------------------------------
4. SUBSIDIARIES

The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ('LNH&C'), Lincoln National

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)
Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").
Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                       DECEMBER 31, 2000
                       ------------------------------------
                       FIRST PENN  LNH&C   LNRAC   LNY
                       ------------------------------------
Cash and invested
  assets.............   $1,376.9   $422.0  $410.5  $1,947.0
Other assets.........       41.6     46.4   487.1     371.5
                        --------   ------  ------  --------
Total admitted
  assets.............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

Insurance reserves...   $1,305.3   $339.2  $231.9  $1,772.1
Other liabilities....       41.8     36.1   598.1      48.0
Separate account
  liabilities........         --       --      --     329.8
Capital and surplus..       71.4     93.1    67.6     168.6
                        ========   ======  ======  ========
Total liabilities and
  capital and
  surplus............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

                       YEAR ENDED DECEMBER 31, 2000
                       -----------------------------------
                       FIRST
                       PENN     LNH&C    LNRAC      LNY
                       -----------------------------------
Revenues.............  $327.6   $256.4   $1,646.6   $389.8
Benefits and
  expenses...........   322.2    259.4    1,630.7    341.8
Net realized
  losses.............      --      (.1)       (.1)    (2.2)
                       ------   ------   --------   ------
Net income (loss)....  $  5.4   $ (3.1)  $   15.8   $ 45.8
                       ======   ======   ========   ======

                           DECEMBER 31, 1999
                           ------------------------------------
                           FIRST PENN  LNH&C   LNRAC   LNY
                           ------------------------------------
Cash and invested
  assets.................   $1,318.7   $434.6  $443.6  $1,888.6
Other assets.............       40.6    55.5    492.6     403.1
                            ========   ======  ======  ========
Total admitted assets....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

Insurance reserves.......   $1,242.2   $394.4  $261.4  $1,802.4
Other liabilities........       44.3    27.9    614.4      25.6
Separate account
  liabilities............         --      --       --     328.8
Capital and surplus......       72.8    67.8     60.4     134.9
                            ========   ======  ======  ========
Total liabilities and
  capital and surplus....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

                           YEAR ENDED DECEMBER 31, 1999
                           ------------------------------
                           FIRST
                           PENN    LNH&C   LNRAC  LNY
                           ------------------------------
Revenues.................  $332.7  $263.3  $88.4  $313.3
Benefits and expenses....   329.0  346.9   75.4    291.4
Net realized gains
  (losses)...............      --     --     .2     (2.0)
                           ------  ------  -----  ------
Net income (loss)........  $  3.7  $(83.6) $13.2  $ 19.9
                           ======  ======  =====  ======

LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 2000. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,600,000 at December 31, 2000. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $264,000,000 at December 31, 2000. Wakefield's assets as of December 31, 2000 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $25,700,000 at December 31, 2000. LLAD was formed in 2000 to distribute the Company's products to its customers and is valued on the equity method with an admitted asset value of $45,200,000 at December 31, 2000.

The carrying value of all affiliated common stocks, was $743,000,000 and $604,700,000 at December 31, 2000 and 1999, respectively. The cost basis of investments in subsidiaries as of December 31, 2000 and 1999 was $1,058,300,000 and $970,700,000, respectively.

During 2000, 1999 and 1998, the insurance subsidiaries paid dividends to the Company of $11,000,000, $5,200,000 and $5,200,000, respectively.

--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES

The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. FEDERAL INCOME TAXES (CONTINUED)
statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

In 2000 and 1999, capital losses of $174,000,000 and $151,700,000 respectively, were incurred and carried back to recover taxes paid in prior years.

The Company paid (received) ($42,600,000), $45,300,000 and $2,300,000 to (from)
LNC in 2000, 1999 and 1998, respectively, for federal income taxes.

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as 'Policyholders' Surplus.' The Company has approximately $187,000,000 of untaxed 'Policyholders' Surplus' on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

--------------------------------------------------------------------------------
6. SUPPLEMENTAL FINANCIAL DATA

The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $123,500,000 and $81,200,000 at December 31, 2000 and 1999, respectively.
The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded in the amounts of $5,237,000,000 and $5,340,000,000 as of December 31, 2000 and
1999, respectively.
Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                            YEAR ENDED DECEMBER 31
                            2000       1999       1998
                            ------------------------------
                            (IN MILLIONS)
                            ------------------------------
Insurance assumed.........  $3,952.9   $2,606.5   $9,018.9
Insurance ceded...........   2,766.6    1,675.1      877.1
                            --------   --------   --------
Net reinsurance
  premiums................  $1,186.3   $  931.4   $8,141.8
                            ========   ========   ========

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $1,875,000,000, $2,609,000,000 and $2,098,800,000 for
2000, 1999 and 1998, respectively.

Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                    DECEMBER 31
                                    2000        1999
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Premium deposit funds.............  $14,762.0   $16,208.3
Undistributed earnings on
  participating business..........      345.2       346.9
Other.............................      221.6        34.3
                                    ---------   ---------
                                    $15,328.8   $16,589.5
                                    =========   =========

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                  DECEMBER 31, 2000
                                  -------------------------
                                                    NET OF
                                  GROSS   LOADING   LOADING
                                  -------------------------
                                  (IN MILLIONS)
                                  -------------------------
Ordinary new business...........  $13.0    $ 8.1     $ 4.9
Ordinary renewal................   57.9     15.7      42.2
Group life......................    9.7       .2       9.5
                                  -----    -----     -----
                                  $80.6    $24.0     $56.6
                                  =====    =====     =====

                                   DECEMBER 31, 1999
                                   -------------------------
                                                     NET OF
                                   GROSS   LOADING   LOADING
                                   -------------------------
                                   (IN MILLIONS)
                                   -------------------------
Ordinary new business............  $10.8    $ 7.3     $ 3.5
Ordinary renewal.................   54.2      6.8      47.4
Group life.......................   13.7       .1      13.6
                                   -----    -----     -----
                                   $78.7    $14.2     $64.5
                                   =====    =====     =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
7. ANNUITY RESERVES

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                        AMOUNT      PERCENT
                                        -------------------
                                        (IN MILLIONS)
                                        -------------------
Subject to discretionary withdrawal
  with adjustment:
  With market value adjustment........  $ 1,970.6       3%
  At book value, less surrender
    charge............................    1,534.7       2
  At market value.....................   41,634.6      69
                                        ---------     ---
                                         45,139.9      74
Subject to discretionary withdrawal
  without adjustment at book value
  with minimal or no charge or
  adjustment..........................   12,598.5      21
Not subject to discretionary
  withdrawal..........................    2,934.7       5
                                        ---------     ---
Total annuity reserves and deposit
  fund................................   60,673.1     100%
                                                      ===
Less reinsurance......................    1,313.6
                                        ---------
Net annuity reserves and deposit fund
  liabilities, including separate
  accounts............................  $59,359.5
                                        =========

--------------------------------------------------------------------------------
8. CAPITAL AND SURPLUS

In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note, for $500,000,000, was issued to LNC in connection with the CIGNA Corporation ("CIGNA") indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750,000,000 was issued on December 18, 1998, to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION      ACCRUED
                                                   OUTSTANDING AT                   TO DATE     INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST    DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       2000       INTEREST PAID     PAID          2000
  -----------                      --------------  --------------  -------------  -----------  -------------
  January 5, 1998................   $     500.0      $     500.0    $     24.6    $     89.7     $      8.2
  December 18, 1998..............         750.0            750.0          33.9          80.7           11.3
                                    -----------      -----------    ----------    ----------     ----------
  Total..........................   $   1,250.0      $   1,250.0    $     58.5    $    170.4     $     19.5
                                    ===========      ===========    ==========    ==========     ==========

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. The Company assumed a block of individual life insurance and annuity business from CIGNA

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. CAPITAL AND SURPLUS (CONTINUED)
in January 1998 and a block of individual life insurance business from Aetna in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission is recorded in the Statement of Operations as a expense resulting in a reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 2000 and it will be necessary for the Company to obtain the prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends, in amounts consistent with those paid in the past, can be obtained.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 and are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four year period following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company have decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

The Company recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. The Company hedges this volatility by purchasing call options on LNC stock. These call options are also marked-to-market through income.

As of December 31, 2000, there were 2,514,507 and 1,421,102 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 951,229 and 572,139, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $53.78. During 2000, 1999 and 1998 there were $190,100, 318,421 and 136,469 options exercised, respectively, and 383,364, 82,024 and 18,288 options forfeited, respectively.

As of December 31, 2000, there were 7,850 and 653,300 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR program. Of the SARs granted, 3,400 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2000, there were no SARS exercised and 5,100 SARs were forfeited.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1,400,000 in 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

DISABILITY INCOME CLAIMS
The liabilities for disability income claims, net of the related asset for amounts recoverable from reinsurers, at December 31, 2000 and 1999, were $242,700,000 and $221,600,000, respectively. The liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

PERSONAL ACCIDENT PROGRAMS
From 1997 through 1999, the Company and its wholly owned subsidiary, LNH&C, reduced new writings of personal accident programs and has now exited the personal accident line of business. As an exited line of business, new agreements are not being entered into; however, the Company must continue to accept premiums for a limited period according to contract terms under agreements in force. As the existing block of personal accident programs runs off, management continues to review the status of the reserves associated with these programs, the development of related financial results.

The exited programs include certain excess-of-loss personal accident reinsurance programs created in the London market and certain workers' compensation carve-out programs managed by Unicover Managers, Inc. The aggregate liabilities associated with the exited personal accident line of business were $169,500,000 and $174,700,000 at December 31, 2000 and 1999, respectively.

The reserves for the various programs included within the personal accident line of business are based on various estimates that are subject to considerable uncertainty. Accordingly, the liability established for the personal accident line of business may prove to be deficient or excessive. However, it is management's opinion that future developments in the personal accident line of business will not materially affect the financial position of the Company.

HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
The liabilities for HMO excess-of-loss and group carrier medical claims, net of the related assets for amounts recoverable from reinsurers, was $48,300,000 and $101,900,000 at December 31, 2000 and 1999, respectively. LNH&C reviews reserve levels on an ongoing basis. The liabilities are based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

GROUP PENSION ANNUITIES
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

LEASES
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

Total rental expense on operating leases in 2000, 1999 and 1998 was $45,600,000, $38,900,000 and $34,000,000, respectively. Future minimum rental commitments are as follows (in millions):

2001............................................  $ 41.6
2002............................................    39.3
2003............................................    36.1
2004............................................    34.8
2005............................................    34.5
Thereafter......................................   113.8
                                                  ------
                                                  $300.1
                                                  ======

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2000, 1999 and 1998 were $65,100,000, $67,400,000 and
$54,800,000 respectively. Future minimum annual costs range from $40,900,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
INSURANCE CEDED AND ASSUMED
The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2000, the reserves associated with these reinsurance arrangements totaled $1,224,400,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $7,900,000 recognized in income in 2000.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2000, the Company provided $19,700,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $16,700,000 and $17,300,000 at December 31, 2000 and 1999,
respectively.

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2000, 29% of such mortgages, or $1,169,300,000, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $62,000,000.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition. Although the Company does not have any significant

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2000, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 44% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

OTHER CONTINGENCY MATTERS
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

In early 2000, a lawsuit was filed against the Company by an annuity contractholder. In this case, the plaintiff sought class certification on behalf of all contractholders who acquired variable annuities from the Company to fund tax-deferred qualified retirement plans. The plaintiff claimed that marketing variable annuities for use in such plans is inappropriate. This action was recently dismissed without prejudice, but might be refiled in another form.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. The agreement is subject to court approval and is expected to become final in 2001. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 polices. Total charges recorded during 2000 for this preliminary settlement were $64,700,000.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

DERIVATIVES
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, credit risk, commodity risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                              ASSETS (LIABILITIES)
                                                              ---------------------------------
                                          NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                          CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                          -----------------------------------------------------
                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          2000      1999      2000      2000    1999      1999
                                          -----------------------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements..........  $1,558.8  $2,508.8   $ 2.7    $  0.4   $ 5.2    $ 3.2
  Swaptions.............................   1,752.0   1,837.5     8.2       0.9    12.2     10.8
  Interest rate swaps...................     708.2     630.9      --      38.1      --    (19.5)
  Put options...........................        --      21.3      --        --      --      1.9
                                          --------  --------   -----    ------   -----    -----
                                           4,019.0   4,998.5    10.9      39.4    17.4     (3.6)
Foreign currency derivatives:
  Forward contracts.....................      37.5      44.2     2.6       2.5      --      (.4)
                                          --------  --------   -----    ------   -----    -----
                                          $4,056.5  $5,042.7   $13.5    $ 41.9   $17.4    $(4.0)
                                          ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                              INTEREST RATE CAPS            SWAPTIONS
                                                              -----------------------------------------------------
                                                              2000           1999           2000           1999
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------------
Balance at beginning of year................................  $2,508.8       $4,108.8       $1,837.5       $1,899.5
Terminations and maturities.................................    (950.0)      (1,600.0)         (85.5)         (62.0)
                                                              --------       --------       --------       --------
Balance at end of year......................................  $1,558.8       $2,508.8       $1,752.0       $1,837.5
                                                              ========       ========       ========       ========

                                    INTEREST RATE SWAPS         SPREAD-LOCKS                        FINANCIAL FUTURES
                                    ---------------------------------------------------------------------------------------------
                                    2000          1999          2000          1999                  2000          1999
                                    ---------------------------------------------------------------------------------------------
Balance at beginning of year......  $ 630.9       $ 258.3       $    --       $            --       $    --       $            --
New contracts.....................    652.2         482.4         100.0                    --         267.2                    --
Terminations and maturities.......   (574.9)       (109.8)       (100.0)                   --        (267.2)                   --
                                    -------       -------       -------       ---------------       -------       ---------------
Balance at end of year............  $ 708.2       $ 630.9       $    --       $            --       $    --       $            --
                                    =======       =======       =======       ===============       =======       ===============

                                                              PUT OPTIONS              COMMODITY SWAPS
                                                              ----------------------------------------------------
                                                              2000         1999        2000                  1999
                                                              ----------------------------------------------------
Balance at beginning of year................................  $ 21.3       $21.3       $            --       $ 8.1
New contracts...............................................      --          --                    --          --
Terminations and maturities.................................   (21.3)         --                    --        (8.1)
                                                              ------       -----       ---------------       -----
Balance at end of year......................................  $   --       $21.3       $            --       $  --
                                                              ======       =====       ===============       =====

                                                              FOREIGN CURRENCY DERIVATIVES
                                                              (FOREIGN INVESTMENTS)
                                                              ---------------------------------------------------
                                                              FOREIGN EXCHANGE                  FOREIGN CURRENCY
                                                              FORWARD CONTRACTS                 SWAPS
                                                              ---------------------------------------------------
                                                              2000                  1999        2000        1999
                                                              ---------------------------------------------------
                                                              (IN MILLIONS)
                                                              ---------------------------------------------------
Balance at beginning of year................................  $            --       $ 1.5       $44.2       $47.2
New contracts...............................................               --         2.7          --          --
Terminations and maturities.................................               --        (4.2)       (6.7)       (3.0)
                                                              ---------------       -----       -----       -----
Balance at end of year......................................  $            --       $  --       $37.5       $44.2
                                                              ===============       =====       =====       =====

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements, which expire in 2001 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other investments (amortized costs of $2,700,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SWAPTIONS
Swaptions, which expire in 2002 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $8,200,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SPREAD LOCK AGREEMENTS
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2000.

FINANCIAL FUTURES CONTRACTS
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2000.

INTEREST RATE SWAP AGREEMENTS
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The forecasted purchase of assets related to certain other portfolios of assets is a continuing hedge program. Current interest rate swap positions in this program will hedge asset purchases in 2001.

PUT OPTIONS
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

COMMODITY SWAPS
The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from the commodity swap were recorded in net investment income. The fixed income security was called in 1999 and the commodity swap expired.

FOREIGN CURRENCY DERIVATIVES
The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, both of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future.

ADDITIONAL DERIVATIVE INFORMATION
Expenses for the agreements and contracts described above amounted to $7,300,000, $6,200,000 and $10,000,000 in 2000, 1999 and 1998, respectively.
Deferred gains and deferred losses of $800,000 and $7,000,000, respectively, as of December 31, 2000, were primarily the result of terminated interest rate swaps, spread-lock agreements, put options and financial futures contracts. The deferred losses are included with the related fixed maturity securities to which the hedge applied and the deferred gains are recorded as a liability. Both the deferred gains and the deferred losses are being amortized over the life of the securities to which the respective hedges applied.

--------------------------------------------------------------------------------
11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

BONDS AND UNAFFILIATED COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

PREFERRED STOCK
Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value.

SURPLUS NOTES DUE TO LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

DERIVATIVES
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial futures contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps and put options.

INVESTMENT COMMITMENTS
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN MILLIONS)
                                                              -------------------------------------------------
Bonds.......................................................  $ 21,852.5   $ 21,866.6   $ 22,985.0   $ 22,376.3
Preferred stocks............................................       261.7        239.5        253.8        223.6
Unaffiliated common stocks..................................       161.7        161.7        166.9        166.9
Mortgage loans on real estate...............................     4,102.0      4,132.8      4,211.5      4,104.0
Policy loans................................................     1,723.5      1,845.0      1,652.9      1,770.5
Other investments...........................................       485.0        485.0        426.6        426.6
Cash and short-term investments.............................     1,448.4      1,448.4      1,409.2      1,409.2
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest
    contracts...............................................   (16,126.3)   (15,850.5)   (17,730.4)   (17,364.3)
  Remaining guaranteed interest and similar contracts.......      (243.8)      (247.9)      (454.7)      (465.1)
Short-term debt.............................................      (199.5)      (199.5)      (205.0)      (205.0)
Surplus notes due to LNC....................................     1,250.0      1,074.5     (1,250.0)    (1,022.1)
Derivatives.................................................        13.5         41.9         17.4         (4.0)
Investment commitments......................................          --          2.2           --         (0.8)
Separate account assets.....................................    43,904.6     43,904.6     46,105.1     46,105.1
Separate account liabilities................................   (43,904.6)   (43,904.6)   (46,105.1)   (46,105.1)

--------------------------------------------------------------------------------
12. TRANSACTIONS WITH AFFILIATES

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $57,500,000, $60,400,000 and $76,700,000 in 2000, 1999
and 1998, respectively. LLAD incurred expenses of $112,900,000, $113,400,000 and $102,400,000 in 2000, 1999 and 1998, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2000 and 1999 include the Company's participation in a short-term cash management program with LNC of $377,700,000 and $390,300,000, respectively. Related investment income amounted to $24,000,000, $16,700,000 and $16,800,000 in 2000, 1999 and 1998,
respectively. The short-term loan payable to parent company at December 31, 2000 and 1999 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies which resulted in a net payment of $65,700,000, $49,400,000 and $92,100,000 in
2000, 1999 and 1998, respectively.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                               YEAR ENDED DECEMBER 31
                               2000       1999     1998
                               --------------------------
                               (IN MILLIONS)
                               --------------------------
Insurance assumed............  $   21.2   $ 19.7   $ 13.7
Insurance ceded..............   2,192.1    777.6    290.1

The balance sheets include reinsurance balances with affiliated companies as follows:

                                    DECEMBER 31
                                    2000           1999
                                    -----------------------
                                    (IN MILLIONS)
                                    -----------------------
Future policy benefits and claims
  assumed.........................  $  584.4       $  413.7
Future policy benefits and claims
  ceded...........................   1,682.8        1,680.4
Amounts recoverable on paid and
  unpaid losses...................     286.9          146.4
Reinsurance payable on paid
  losses..........................       9.3            8.8
Funds held under reinsurance
  treaties-net liability..........   3,294.6        2,106.4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

12. TRANSACTIONS WITH AFFILIATES (CONTINUED)
Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $709,500,000 and $917,300,000 at December 31, 2000 and 1999, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2000 and 1999, LNC had guaranteed $709,500,000 and $818,900,000, respectively, of these letters of credit. At December 31, 2000 and 1999, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $133,700,000 and $118,800,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

--------------------------------------------------------------------------------
13. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $5,708,600,000, $4,572,600,000 and $3,953,300,000 in 2000, 1999 and 1998,
respectively. Reserves for separate accounts with assets at fair value were $42,888,800,000 and $45,198,900,000 at December 31, 2000 and 1999, respectively.
All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999           1998
                                                              -----------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------
Transfers as reported in the Summary of Operations of the
separate accounts:
  Transfers to separate accounts............................  $ 5,719.2  $ 4,573.2      $ 3,954.9
  Transfers from separate accounts..........................   (5,830.0)  (4,933.8)      (4,069.8)
                                                              ---------  ---------      ---------
Net transfers from separate accounts as reported in the
Summary of Operations.......................................  $  (110.8) $  (360.6)     $  (114.9)
                                                              =========  =========      =========

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 2, 2001

                                    PART II

    This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

    (a) Brief description of indemnification provisions.

      In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

      In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

      Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of Indiana law.

    (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such Issue.

REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A) OF THE INVESTMENT
  COMPANY ACT OF 1940

    Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


    This Post-Effective Amendment No. 16 to the Registration Statement comprises the following papers and documents:


    The facing sheet

    Reconciliation and Tie-in Sheet

    The Prospectus consisting of 84 pages


    The undertaking to file reports

    The representations pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

    The signatures

    The Powers of Attorney

    The written consents of the following persons:

    Robert A. Picarello, Esq.
    Vaughn W. Robbins, FSA
    Ernst & Young LLP (Independent Auditors)

    The following exhibits:


     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form
         N-8B-2:
         (1)   Resolution of the Board of Directors of Lincoln
              National Life Insurance Co. and related documents authorizing establishment of the Account.(2)
         (2)   Not applicable.
         (3)(a) Selling Agreement between The Lincoln National Life
         Insurance Company and Lincoln Financial Advisors
                Corporation.(3)
         (b) Not applicable.
         (c) Commission schedule.(2)
         (4)   Not applicable.
         (5)(a) Application.(2)
         (b) Policy.(2)
         (6)(a) Articles of Incorporation of The Lincoln National
         Life Insurance Co.(1)
         (b) Bylaws of Lincoln National Life Insurance Company(1)
         (7)   Not applicable.
         (8)   Fund Participation Agreements
         (a) American Funds Insurance Series Participation
         Agreement.(4)
         (b) Lincoln National Growth and Income Fund, Inc.
         (c) Lincoln National Special Opportunities Fund, Inc.
         (9)(a) Proposed form of Indemnification Agreement related to compliance with IRC Section 817(h) and the regulations thereunder.(4)
         (9)(b) Services Agreement between Lincoln National Life
              Insurance Company, Delaware Management Company, Inc.
              and Delaware Services Company, Inc.(1)
         (10)  See Exhibit 1(5)(a).
     2.  See Exhibit 1(5).
     3.  Opinion and consent of Robert A. Picarello
     4.  Not applicable.
     5.  Opinion and consent of Vaughn W. Robbins, F.S.A.
     6.  Consent of Ernst & Young LLP, Independent Auditors.
     7.  Not applicable.


*   To be filed by amendment.

(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.


(2) Incorporated by reference to registration statement Post-Effective Amendment No. 13 filed on April 20, 1998.



(3) Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-82663) filed on April 13, 2000.



(4) Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-72875) filed on October 15, 1999.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account G (File No. 33-22740), has caused this Post-Effective Amendment No. 16 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 24th day of April, 2001. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                ACCOUNT G (REGISTRANT)

                                By   /s/ Gary W. Parker
                                     ------------------------------------------
                                     Gary W. Parker
                                     SENIOR VICE PRESIDENT
                                     THE LINCOLN NATIONAL LIFE INSURANCE
                                     COMPANY

                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                (DEPOSITOR)

                                By   /s/ Gary W. Parker
                                     ------------------------------------------
                                     Gary W. Parker
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to this Registration Statement (File
No. 33-22740) has been signed below on April 24, 2001 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



             SIGNATURE                         TITLE
             ---------                         -----
        /s/ Jon A. Boscia*           President and Director
-----------------------------------    (Principal Executive
           Jon A. Boscia               Officer)

                                     Chief Executive Officer of
        /s/ John H. Gotta*             Life Insurance, Senior
-----------------------------------    Vice President,
           John H. Gotta               Assistant Secretary, and
                                       Director

      /s/ Lorry J. Stensrud*         Chief Executive Officer of
-----------------------------------    Annuities, Executive
         Lorry J. Stensrud             Vice President and
                                       Director

     /s/ Lawrence T. Rowland*        Executive Vice President
-----------------------------------    and Director
        Lawrence T. Rowland

         /s/ Janet Chrzan*           Senior Vice President,
-----------------------------------    Chief Financial Officer
           Janet Chrzan                and Director (Principal
                                       Financial Officer)

        /s/ Keith J. Ryan*           Vice President, Controller
-----------------------------------    and Chief Accounting
           Keith J. Ryan               Officer (Principal
                                       Accounting Officer)

     /s/ C. E. Haldeman, Jr.*
-----------------------------------  Director
     Charles E. Haldeman, Jr.

      /s/ Richard C. Vaughan*
-----------------------------------  Director
        Richard C. Vaughan

*By        /s/ Gary W. Parker
     ------------------------------
     Gary W. Parker, pursuant to a Power of Attorney filed with this Post-Effective Amendment No. 16 to the Registration
     Statement

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 28th day of January, 2000.



                   SIGNATURE                                                 TITLE
                   ---------                                                 -----
/s/ Jon A.Boscia
--------------------------------------            President and Director
Jon A. Boscia

/s/ John H. Gotta                                 Chief Executive Officer of Life Insurance, Senior Vice
--------------------------------------             President, Assistant Secretary, and Director
John H. Gotta

/s/ Stephen H. Lewis *                            Interim Chief Executive Officer of Annuities, Senior Vice
--------------------------------------             President and Director
Stephen H. Lewis

/s/ Richard C. Vaughan
--------------------------------------            Director
Richard C. Vaughan



STATE OF INDIANA         SS:
COUNTY OF ALLEN



                                         * Subscribed and sworn to before me
                                         this 28th day of January, 2000
                                         /s/ Janet L. Lindenberg
                                         ---------------------------------------
                                         Notary Public
                                         Commission Expires: 7-10-2001

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 31st day of January, 2000.



                   SIGNATURE                                                 TITLE
                   ---------                                                 -----
/s/ Lawrence T. Rowland
--------------------------------------            Executive Vice President and Director
Lawrence T. Rowland

/s/ Keith J. Ryan
--------------------------------------            Vice President, Controller and Chief Accounting Officer
Keith J. Ryan



STATE OF INDIANA         SS:
COUNTY OF ALLEN



                                         Subscribed and sworn to before me this
                                         31st day of January, 2000
                                         /s/ Janet L. Lindenberg
                                         ---------------------------------------
                                         Notary Public
                                         Commission Expires: 7-10-2001

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 11th day of August, 2000.



                   SIGNATURE                                                 TITLE
                   ---------                                                 -----
/s/ Lorry J. Stensrud                             Chief Executive Officer of Annuities, Executive Vice
--------------------------------------             President and Director
Lorry J. Stensrud



STATE OF INDIANA         SS:
COUNTY OF ALLEN



                                         Subscribed and sworn to before me this
                                         11th day of August, 2000
                                         /s/ Sharlene K. Geer
                                         ---------------------------------------
                                         Notary Public
                                         Commission Expires: 2/29/08



/s/ Janet Chrzan
--------------------------------------                   Senior Vice President, Chief Financial Officer and Director
Janet Chrzan



STATE OF INDIANA         SS:
COUNTY OF ALLEN



                                         Subscribed and sworn to before me this
                                         11th day of August, 2000
                                         /s/ Janet L. Lindenberg
                                         ---------------------------------------
                                         Notary Public
                                         Commission Expires: 7/10/01

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 9th day of August, 2000.



                   SIGNATURE                                                 TITLE
                   ---------                                                 -----
/s/ C. E. Haldeman, Jr.
--------------------------------------            Director
Charles E. Haldeman, Jr.